                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                O'Charley's Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               (O'Charley's Logo)

                                3038 SIDCO DRIVE
                           NASHVILLE, TENNESSEE 37204
                                 (615) 256-8500

Dear Shareholder:

It is my pleasure to extend to you a cordial invitation to attend the annual meeting of shareholders of O'Charley's Inc. to be held at 9:00 a.m., local time, on Thursday, May 4, 2000, at the company's home office located at 3038 Sidco Drive, Nashville, Tennessee.

Shareholders will be asked to elect four directors to the company's board of directors, to consider and act upon a proposal to approve the O'Charley's 2000 Stock Incentive Plan and to consider and act upon certain amendments to the company's CHUX Ownership Plan. In addition, we will present a report on the condition and performance of the company, and you will have an opportunity to question management on matters that affect the interests of all shareholders.

We hope you will be able to attend the meeting in person. Whether you expect to attend or not, we request that you complete and return the enclosed proxy card in the enclosed post-paid envelope. Your vote is important.

I look forward to seeing you on Thursday, May 4.

                                     Sincerely,

                                     /s/ GREGORY L. BURNS

                                     Gregory L. Burns
                                     Chairman of the Board and
                                     Chief Executive Officer

                               (O'Charley's Logo)

                                3038 SIDCO DRIVE
                           NASHVILLE, TENNESSEE 37204
                                 (615) 256-8500

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             ---------------------

As a shareholder of O'Charley's Inc., you are hereby given notice of and invited to attend the annual meeting of shareholders of the company to be held at 9:00 a.m., local time, on Thursday, May 4, 2000, at the company's home office located at 3038 Sidco Drive, Nashville, Tennessee, for the following purposes:

     1. To elect four (4) Class I directors to hold office for a term of three
     (3) years;

     2. To consider and act upon a proposal to approve the O'Charley's 2000 Stock Incentive Plan;

     3. To consider and act upon a proposal to approve certain amendments to the CHUX Ownership Plan to expand the eligibility provisions to cover all of the company's employees, to shorten the plan option period from one year to six months, to allow each participant to make one lump sum contribution during each plan period and to limit the scope of amendments requiring shareholder approval; and

     4. To transact such other business as may properly come before the annual meeting.

Shareholders of record at the close of business on March 17, 2000 are entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

You can ensure that your shares of common stock are voted at the annual meeting by signing and dating the enclosed proxy and returning it in the envelope provided. Sending in a signed proxy will not affect your right to attend the annual meeting and vote in person. WHETHER OR NOT YOU PLAN TO ATTEND, WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                     By the Order of the Board of Directors

                                     /s/ A. CHAD FITZHUGH
                                     A. Chad Fitzhugh, Secretary
Nashville, Tennessee
April 6, 2000

                                O'CHARLEY'S INC.
                                3038 SIDCO DRIVE
                           NASHVILLE, TENNESSEE 37204
                                 (615) 256-8500

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

The accompanying proxy is solicited by the board of directors of the company for use at the annual meeting of shareholders to be held on May 4, 2000, and at any adjournment or postponement thereof. The purposes of the annual meeting are to elect four Class I directors, to consider and act upon a proposal to approve the O'Charley's 2000 Stock Incentive Plan, to consider and act upon a proposal to approve certain amendments to the CHUX Ownership Plan, and to transact such other business as may properly be brought before the annual meeting. This proxy statement and the enclosed proxy are first being sent to shareholders on or about April 6, 2000.

Shareholders of record at the close of business on the record date, March 17, 2000, are entitled to notice of and to vote at the annual meeting. Each shareholder is entitled to one vote for each share of common stock held on the record date.

The presence at the meeting, in person or by proxy, of at least a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum to transact business at the meeting. As of the record date, 15,499,187 shares of the company's common stock were outstanding. Proxies received but marked as abstentions or broker non-votes will be counted as present for purposes of determining a quorum on all matters. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote in the broker's discretion on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter.

Shares of common stock represented by a proxy properly signed and received at or prior to the annual meeting, unless subsequently revoked, will be voted in accordance with the instructions thereon. Shareholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy. If a proxy is dated, signed, and returned without specifying choices, the shares will be voted as recommended by the company's board of directors. A shareholder who signs and returns a proxy may revoke it at any time before it is voted by attending the annual meeting and electing to vote in person, by notifying the secretary of the company in writing, or by duly executing a proxy bearing a later date.

The affirmative vote of a plurality of the votes cast at the annual meeting is required for the election of directors. The O'Charley's 2000 Stock Incentive Plan, the proposed amendments to the CHUX Ownership Plan, and any other matters submitted to the shareholders will be approved if the number of shares voted in favor of the proposal exceeds the number of shares cast against it. Abstentions and broker non-votes will not be counted as votes for or against any director nominee or any other matter considered at the annual meeting. The board of directors knows of no other matters that are to be brought to a vote at the annual meeting. If any other matter does come before the annual meeting, the persons appointed in the proxy or their substitutes will vote in accordance with their best judgment on such matters.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following persons are known by the company to be the beneficial owners of more than 5% of the outstanding shares of the common stock. The following information is based solely upon information set forth in Schedules 13G filed by such persons with the Securities and Exchange Commission.

                                                      AMOUNT AND
                                                      NATURE OF
                  NAME AND ADDRESS                    BENEFICIAL          PERCENT
                OF BENEFICIAL OWNER                   OWNERSHIP          OF CLASS
                -------------------                   ----------         --------
Brown Investment Advisory & Trust Company...........  1,896,050(1)         12.2
  19 South Street
  Baltimore, Maryland 21202
David K. Wachtel, Jr................................  1,601,399            10.3
  640 Spence Lane, Suite 123
  Nashville, Tennessee 37217
St. Denis J. Villere & Company......................  1,463,675(2)          9.4
  210 Baronne Street, Suite 808
  New Orleans, Louisiana 70112
T. Rowe Price Associates, Inc.......................  1,094,800(3)          7.1
  100 E. Pratt Street
  Baltimore, Maryland 21202

-------------------------

(1) Brown Investment, a bank, reported that it has sole voting power with respect to 1,843,400 shares and sole dispositive power with respect to 1,896,050.

(2) Villere, an investment advisor, reported that it has sole voting and dispositive power with respect to 102,600 shares and shared voting and dispositive power with respect to 1,361,075 shares.

(3) T. Rowe Price, an investment advisor, reported that it has sole voting power with respect to 164,100 shares and sole dispositive power with respect to 1,094,800 shares.

                      PROPOSAL 1:   ELECTION OF DIRECTORS

The company's board of directors is divided into three classes, each class to be as nearly equal in number as possible. At each annual meeting, directors of the class whose term expires in that year are elected for a three-year term. Four directors will be elected at the annual meeting. The board of directors has nominated Gregory L. Burns, Steven J. Hislop, C. Warren Neel and Robert J. Walker as the four nominees for election as Class I directors for a three-year term expiring at the 2003 annual meeting and until their successors are elected and qualified. Messrs. Burns, Hislop and Neel are currently directors of the company. Mr. Walker was recommended for nomination by the nominating committee of the board of directors and nominated by the board of directors. The terms of the Class II and Class III directors will expire at the annual meeting in 2001 and 2002, respectively.

Each nominee has consented to be a candidate and to serve, if elected. If a nominee becomes unable or unwilling to serve as a director, the persons named in the form of proxy have advised the company that they will vote for such substitute or substitutes as may be designated by the board of directors.

The following table contains as of March 17, 2000 certain information concerning: (i) the current directors of the company, including the nominees;
(ii) each of the named executive officers (as defined below); and (iii) the current directors and executive officers as a group.

                                                                                  SHARES OF
                                                                                   COMMON
                                                                                    STOCK
                                                                                BENEFICIALLY
                                                                                  OWNED ON
                                       DIRECTOR    TERM                           MARCH 17,     PERCENT
             NAME                AGE    SINCE     EXPIRES        POSITION          2000(1)      OF CLASS
             ----                ---   --------   -------        --------       -------------   --------
Gregory L. Burns(2)(3).........  45      1990      2000     Chairman of the         535,549        3.4
                                                              Board and Chief
                                                              Executive
                                                              Officer
Steven J. Hislop(3)............  40      1998      2000     President and           287,038        1.8
                                                              Chief Operating
                                                              Officer;
                                                              Director
A. Chad Fitzhugh...............  39        --        --     Chief Financial         230,114        1.5
                                                              Officer,
                                                              Secretary and
                                                              Treasurer
William E. Hall, Jr............  45        --        --     Executive Vice          104,744          *
                                                              President,
                                                              Operations
Herman A. Moore, Jr............  48        --        --     Vice President,          45,607          *
                                                              Commissary
                                                              Operations
John W. Stokes, Jr.(3)(4)......  63      1983      2001     Director                157,749(5)     1.0
Richard Reiss, Jr.(2)(3)(4)....  56      1983      2002     Director                123,250          *
G. Nicholas Spiva(4)...........  48      1985      2002     Director                 60,725(6)       *
H. Steve Tidwell(2)............  57      1988      2001     Director                 65,500          *
C. Warren Neel(7)..............  61      1990      2000     Director                 36,250          *
Samuel H. Howard(7)............  60      1992      2001     Director                 16,000          *
Shirley A. Zeitlin(7)..........  65      1996      2002     Director                 19,750          *
Robert J. Walker...............  59        --        --     Director Nominee         22,000          *
All current directors and executive officers as a group (13 persons)..........    1,704,851       10.2

-------------------------

  * less than one percent

(1) Includes the following shares that the named individuals are entitled to acquire within 60 days of the date hereof upon the exercise of options:
    Gregory L. Burns -- 415,473 shares; Steven J. Hislop -- 235,675 shares; A. Chad Fitzhugh -- 225,050 shares; William E. Hall, Jr. -- 97,844 shares; Herman A. Moore, Jr. -- 42,118 shares; John W. Stokes, Jr. -- 29,500 shares; Richard Reiss, Jr. -- 29,500 shares; G. Nicholas Spiva -- 29,500 shares; H. Steve Tidwell -- 29,500 shares; C. Warren Neel -- 29,500 shares; Samuel H. Howard -- 16,000 shares; Shirley A. Zeitlin -- 18,250 shares; and all directors and executive officers as a group (13 persons) -- 1,216,168 shares. The shares described in this note are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such persons individually and by the group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Member of the executive committee.

(3) Member of the nominating committee.

(4) Member of the compensation committee.

(5) Includes 58,099 shares owned by Mr. Stokes' wife, as to which Mr. Stokes disclaims beneficial ownership.

(6) Includes 16,150 shares held by a trust for the benefit of Mr. Spiva.

(7) Member of the audit committee.

The following is a brief summary of the business experience of each of the directors of the company, including the nominees.

Gregory L. Burns has served as Chairman of the Board and Chief Executive Officer of the company since February 1994. Mr. Burns, a director of the company since 1990, served as President of the company from September 1996 to May 1999 and from May 1993 to February 1994, as Chief Financial Officer from October 1983 to September 1996, and as Executive Vice President and Secretary of the company from October 1983 to May 1993.

Steven J. Hislop has served as President of the company since May 1999, as Chief Operating Officer of the company since March 1997 and as a director of the company since March 1998. From March 1997 until May 1999, Mr. Hislop served as Executive Vice President of the company. Mr. Hislop served as Senior Vice President -- Operations from January 1993 to March 1997, and as Vice
President -- Operations from April 1990 to January 1993.

John W. Stokes, Jr. has served as Vice Chairman of Morgan Keegan & Company, Inc. since 1983. From 1984 to August 1997, Mr. Stokes served as President of The Equity Capital Markets of Morgan Keegan & Company, Inc., a wholly-owned subsidiary of Morgan Keegan & Company, Inc. Mr. Stokes also serves as a director of RFS Hotel Investors, Inc.

Richard Reiss, Jr. is the President of Georgica Advisors, LLC, a private investment management firm. From January 1982 to December 1996, Mr. Reiss was the Managing Partner of Cumberland Associates, Cumberland Partners, and Longview Partners, a private investment management firm and two domestic investment partnerships, respectively. Mr. Reiss is also a director of The Lazard Funds, Inc., Grey Advertising, Inc., and RFS Hotel Investors, Inc.

G. Nicholas Spiva has served as President of Spiva-Hill Investments, a commercial real estate development company, since 1975. Mr. Spiva was an owner of the original O'Charley's restaurant prior to its acquisition by the company.

H. Steve Tidwell has served as President of SPFS, Inc., which operates 18 unaffiliated restaurants in five southern states, since February 1991. From January 1987 to February 1991, Mr. Tidwell served as Secretary and Treasurer of SPFS. Mr. Tidwell served as Vice President of Real Estate and Construction at Shoney's, Inc. from December 1978 to January 1987.

Dr. C. Warren Neel has served as the Dean of the University of Tennessee College of Business Administration since 1977. From October 1985 to January 1987, Dr. Neel was Commissioner of Employment Security of the State of Tennessee. Dr. Neel was a member of the Board of Directors of the Federal Reserve Bank of Nashville from 1980 to 1986, where he served as Chairman in 1985. Dr. Neel also serves as a director of American Healthways, Inc., Clayton Homes, Inc., Saks, Inc. and BankFirst Corporation.

Samuel H. Howard has served as Chairman of Phoenix Holdings, Inc., an investment holding company, since January 1989, and as Chairman of Xantus Corporation, a company that owns and operates health maintenance organizations, since April 1993. From 1971 to 1998, Mr. Howard served as President and Chief Executive Officer of Phoenix Communications Group, a company engaged in radio broadcasting. From 1981 to 1989, Mr. Howard was Senior Vice President, Public Affairs for Hospital Corporation of America. Mr. Howard also serves as a director of Genesis Health Ventures, Inc.

Shirley A. Zeitlin has served as President and Chief Executive Officer of Shirley Zeitlin & Co. Realtors, a real estate brokerage firm, since 1979. Ms. Zeitlin has served as President and a member of the board of the Tennessee Association of Realtors and the Nashville Board of Realtors. She has also served as a member of the board of the Federal Reserve Bank of Nashville, where she served as chairman in 1991. In addition to serving on the advisory board of directors of First American National Bank, Ms. Zeitlin serves as a director of numerous civic and charitable organizations.

Robert J. Walker, an attorney, has been a partner in Walker, Bryant & Tipps, a law firm, since January 2000. Prior to forming Walker, Bryant & Tipps, Mr. Walker served in various capacities, including as a member, with Bass, Berry & Sims PLC, the company's outside general counsel, for over 31 years.

The board of directors held four meetings during the fiscal year ended December 26, 1999. Each of the incumbent directors attended more than 75% of the aggregate number of meetings of the board of directors and each committee on which he or she served.

BOARD COMMITTEES

The board of directors has standing executive, audit, compensation, and nominating committees. The membership and functions of the committees are as follows:

Executive Committee -- This committee exercises all the powers of the board of directors between scheduled meetings of the board of directors, subject to certain limitations of Tennessee law. Members of the executive committee are Messrs. Burns, Reiss, and Tidwell. The executive committee held monthly meetings during 1999.

Audit Committee -- This committee recommends the appointment of the company's auditors, reviews the scope and results of the audit examination, confers independently with the company's auditors, serves as a liaison between the board of directors and the company's auditors, and reviews various corporate policies, including those relating to accounting and internal controls matters. Members of the audit committee are Messrs. Howard and Neal and Ms. Zeitlin. The audit committee held one meeting during 1999.

Compensation Committee -- This committee evaluates the performance of the company's officers, reviews and approves compensation for officers, establishes bonuses for the company's management, and administers the company's stock incentive plans. Members of the compensation committee are Messrs. Reiss, Spiva, and Stokes. The compensation committee held one meeting during 1999.

Nominating Committee -- This committee recommends to the board of directors nominees to be presented to the company's shareholders for election to the board of directors. The nominating committee is comprised of two directors who are also executive officers of the company and one director who is not an executive officer or employee of the company from each of the two classes of directors whose term is not expiring at the annual meeting of shareholders to be held in that year. The nominating committee held one meeting during 1999. For 2000, members of the nominating committee are Messrs. Burns, Hislop, Reiss, and Stokes.

In accordance with the company's bylaws, nominations for election to the board of directors may be made by the board of directors, a nominating committee appointed by the board of directors, or by any shareholder entitled to vote for the election of directors. Nominations made by shareholders must be made by written notice setting forth the information required by the company's bylaws received by the Secretary of the company at least 120 days in advance of an annual meeting or within ten days of the date on which notice of a special meeting for the election of directors is first given to shareholders.

DIRECTOR COMPENSATION

During 1999, non-employee directors received an annual retainer of $3,750, a fee of $1,500 for each board of directors meeting attended and for each committee meeting attended on a day on which there is no regularly scheduled board of directors meeting, and are reimbursed for travel expenses associated with serving as a director. In addition, members of the executive committee were paid a fee of $1,350 per quarter. Directors who are officers or employees of the company receive no compensation for serving as members of the board of directors. The aggregate amount of fees paid to the non-employee directors for the 1999 fiscal year was $98,600. During 2000, non-employee directors will receive an annual retainer of $4,000 and a fee of $2,000 for each board of directors meeting attended and for each committee meeting attended on a day on which there is no regularly scheduled board of directors meeting. Members of the executive committee will receive a fee of $1,500 per quarter.

Non-employee directors participate in the company's 1991 Stock Option Plan for Outside Directors. Non-employee directors receive an option to purchase 11,250 shares upon their initial election to the board of directors. The options become exercisable in 20% annual increments commencing on the first anniversary of the date of grant. The director option plan also provides for annual grants of options to purchase 2,250 shares to each non-employee director in addition to the grant upon his or her initial election to the board of directors. Such options become exercisable six months following the date of grant. All options issued under the director option plan have an exercise price per share at the date of grant equal to the closing sale price of the common stock on the Nasdaq National Market on that date. At December 26, 1999, there were seven participants under the director option plan who held options covering an aggregate of 184,000 shares at exercise prices ranging from $2.06 to $14.00 per share.

The board of directors may in the future adjust the compensation of directors as it deems advisable and consistent with the best interests of the company's shareholders and the financial abilities of the company. If the O'Charley's 2000 Stock Incentive Plan is approved by the company's shareholders at the annual meeting, non-employee directors will participate in the O'Charley's 2000 Stock Incentive Plan and no further options will be granted pursuant to the 1991 Stock Option Plan for Outside Directors.

CERTAIN PROCEEDINGS

Mr. Howard serves as Chairman of Xantus Corporation. During 1999, civil actions for rehabilitation were filed against Xantus Healthplan of Mississippi, Inc. and Xantus Healthplan of Tennessee, Inc., both subsidiaries of Xantus Corporation, by the Commissioner of Insurance in their respective states.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the company's officers and directors, and persons who own more than ten percent of the company's common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by regulation to furnish the company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Filings were required for those persons, the company believes that all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended December 26, 1999.

                             EXECUTIVE COMPENSATION

The following table summarizes the compensation paid or accrued by the company during the three fiscal years ended December 26, 1999 for (i) the Chief Executive Officer of the company and (ii) each of the other executive officers of the company whose cash compensation exceeded $100,000 (collectively, the "named executive officers"):

                           SUMMARY COMPENSATION TABLE

                                                        LONG TERM
                                                      COMPENSATION
                                                         AWARDS
                                                      -------------
                               ANNUAL COMPENSATION     SECURITIES
      NAME AND                ---------------------    UNDERLYING         ALL OTHER
 PRINCIPAL POSITION    YEAR   SALARY($)    BONUS($)   OPTIONS(#)(1)   COMPENSATION($)(2)
 ------------------    ----   ---------    --------   -------------   ------------------
Gregory L. Burns.....  1999    286,250     310,000        40,000            36,420
  Chief Executive      1998    241,250     350,000        75,000                --
  Officer              1997    216,250     259,694            --            12,913
Steven J. Hislop.....  1999    216,250     260,000        35,000            30,300
  President and        1998    176,250     280,000        37,500            26,243
  Chief Operating      1997    141,250     192,125            --            20,563
  Officer
A. Chad Fitzhugh.....  1999    176,250     190,000        25,000            21,291
  Chief Financial      1998    151,250     210,000        37,500            25,456
  Officer,             1997    131,250     148,978            --            15,677
  Secretary, and
  Treasurer
William E. Hall,       1999    146,250     120,000        50,000
  Jr.................                                                       17,100
  Executive Vice       1998    121,250     125,000            --            15,020
  President,           1997    106,250      80,000        45,000             9,133
  Operations
Herman A. Moore,       1999    133,000      75,000        20,000
  Jr.................                                                       11,458
  Vice President,      1998    103,000      75,000            --             5,163
  Commissary           1997     91,000      73,268            --             4,771
  Operations

-------------------------

(1) Number of stock options granted under the 1990 Employee Stock Plan. Although the plan permits grants of restricted stock and stock appreciation rights, no grants of those incentives have been made.

(2) Includes amounts contributed by the company to the company's supplemental executive retirement plan and 401(k) plan.

OPTION GRANTS IN LAST FISCAL YEAR

The following table provides information as to options granted to the named executive officers during the fiscal year ended December 26, 1999.

                                                                                 POTENTIAL REALIZABLE
                                                                                   VALUE AT ASSUMED
                       NUMBER OF                                                 ANNUAL RATE OF STOCK
                       SECURITIES    PERCENT OF                                 PRICE APPRECIATION FOR
                       UNDERLYING   TOTAL OPTIONS     EXERCISE                      OPTION TERM($)
                        OPTIONS      GRANTED TO        PRICE       EXPIRATION   -----------------------
        NAME            GRANTED       EMPLOYEES     PER SHARE($)      DATE         5%           10%
        ----           ----------   -------------   ------------   ----------   ---------   -----------
Gregory L. Burns.....    40,000          4.1%          15.25        2/18/09      383,626       972,183
Steven J. Hislop.....    35,000          3.6%          15.25        2/18/09      335,672       850,660
A. Chad Fitzhugh.....    25,000          2.5%          15.25        2/18/09      239,766       607,614
William E. Hall,
  Jr.................    50,000          5.1%          15.25        2/18/09      479,532     1,215,229
Herman A. Moore,
  Jr.................    20,000          2.0%          15.25        2/18/09      191,813       486,091

AGGREGATED OPTION EXERCISES AND YEAR-END VALUE TABLE

The following table provides information with respect to exercises by the named executive officers during the fiscal year ended December 26, 1999 of options to purchase shares issued pursuant to the company's stock option plans and information with respect to unexercised options to purchase shares held by the named executive officers as of the end of the fiscal year ended December 26, 1999:

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                          SHARES                          OPTIONS HELD AT           IN-THE-MONEY OPTIONS AT
                         ACQUIRED                        DECEMBER 26, 1999          DECEMBER 26, 1999($)(1)
                        ON EXERCISE      VALUE      ---------------------------   ---------------------------
         NAME               (#)       REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----           -----------   -----------   -----------   -------------   -----------   -------------
Gregory L. Burns......    11,250        152,606       371,910        125,590       2,194,373       116,040
Steven J. Hislop......    56,627        810,199       210,705         77,795       1,151,648        58,020
A. Chad Fitzhugh......    40,000        385,600       202,205         67,795       1,183,275        58,020
William E. Hall,
  Jr..................    40,000        385,600        87,219         78,181         406,823        31,159
Herman A. Moore,
  Jr..................        --             --        29,985         31,265         131,266        45,715

---------------

(1) Based on the closing price of the company's common stock on the Nasdaq National Market on December 23, 1999 ($11.625).

CHANGE IN CONTROL AGREEMENTS

The company has entered into Severance Compensation Agreements with each of Messrs. Burns, Hislop and Fitzhugh. Each severance agreement terminates upon the earliest of (i) February 16, 2003 in the case of Mr. Burns and March 4, 2001 in the case of Messrs. Hislop and Fitzhugh if no change in control (as such term is defined in the severance agreements) has occurred, (ii) termination of the executive's employment as a result of death, disability, retirement, or cause (as such terms are defined in the severance agreements), or by the executive other than for good reason (as such term is defined in the severance agreements), and (iii) 18 months from the date of a change in control. Upon a change in control of the company, the executive is entitled to a lump sum payment if he is terminated within 18 months of such change in control other than for cause, disability, or retirement (as such terms are defined in the severance agreements) or if he terminates employment with the company following a change in his position, duties, responsibilities or status with the company, a reduction in his base salary, or a relocation of the company's principal executive offices during the term of the severance agreement. In the event of such termination, Mr. Burns' agreement provides that the company shall pay to him as severance pay in a lump sum, in cash, an amount equal to the sum of (i) three times the average of the aggregate annual salary paid to him by the company during the three calendar years preceding the change in control and (ii) three times the highest bonus compensation paid to him for any of the three calendar years preceding the change in control. The agreements for each of Messrs. Hislop and Fitzhugh provide that the company shall pay to him as severance pay in a lump sum, in cash, an amount equal to the sum of (i) 150% of the average of the aggregate annual salary paid to him by the company during the three calendar years preceding the change in control and (ii) 150% of the highest bonus compensation paid to him for any of the three calendar years preceding the change in control. In no event, however, shall the lump sum severance payment, either alone or together with other payments which the executive has the right to receive from the company, exceed an amount which would be deemed to be a "parachute payment" under Section 280G of the Internal Revenue Code of 1986, amended.

COMPENSATION COMMITTEE INTERLOCKS

During fiscal year 1999, the compensation committee of the board of directors was composed of Messrs. Stokes, Reiss and Spiva. None of these persons has at any time been an officer or employee of the company or any of its subsidiaries. In addition, except as set forth below, there are no relationships among the company's executive officers, members of the compensation committee or entities whose executives serve on the board of directors or the compensation committee that require disclosure under applicable Securities and Exchange Commission regulations.

During 1999, the company leased real estate for the operation of one of its Nashville, Tennessee and one of its Lexington, Kentucky restaurants from CWF Associates, Inc., a Tennessee corporation. Mr. Wachtel (14% ownership), Mr. Burns (7% ownership), Mr. Reiss (14% ownership), Mr. Stokes (14% ownership), Mr. Spiva (14% ownership), and Mr. Walker (14% ownership) are shareholders in CWF. See "Certain Transactions."

COMPENSATION COMMITTEE REPORT

The company's executive compensation program is administered by the compensation committee, which is composed of non-employee directors of the company. The compensation committee approves compensation actions involving the senior management of the company, including the named executive officers. The compensation committee also approves long-term incentive awards for the named executive officers and other key employees of the company, and reviews and administers the incentive compensation, stock option and other compensation plans of the company.

Under the supervision of the compensation committee, the company has developed and implemented compensation policies, plans and programs that are intended to enhance the profitability of the company by aligning closely the financial interests of the company's management with those of its shareholders. In furtherance of these goals, annual base salaries are generally set somewhat below competitive levels so that the company relies to a large degree on annual cash bonuses and long-term stock based incentive compensation to attract and retain senior management of outstanding abilities and to motivate them to perform to the full extent of their abilities.

In designing and administering the individual elements of the executive compensation program, the compensation committee strives to balance short-term and long-term incentive objectives and employ prudent judgement in establishing performance criteria, evaluating performance and determining actual incentive payments. Following is a discussion of each of the elements of the executive compensation program along with a description of the decisions and actions taken by the compensation committee with regard to fiscal 1999 compensation and a specific discussion of Mr. Burns' compensation.

Annual Compensation. Annual total cash compensation for senior management consists of base salary and an annual cash bonus. Setting of annual salaries in fiscal 1999 for the named executive officers was based on a review by the compensation committee of targeted performance criteria, recommendations by the company's Chief Executive Officer and a review of the levels of salary paid by a peer group of 19 comparable restaurant companies for comparable executive ability and experience. Based on such information, the compensation committee approved increases in annual salary for the named executive officers of approximately 20.8% over levels in fiscal 1998. Consistent with the criteria utilized for determining annual salary increases for the other named executive officers, the compensation committee approved an increase in Mr. Burns' annual salary of 18.7% to $286,250 from $241,250.

The committee approved a cash bonus program whereby cash bonuses for each of the named executive officers were to be based upon the attainment of targeted levels of earnings. The compensation committee approved bonuses of $310,000, $260,000, $190,000, $120,000 and $75,000 to Messrs. Burns, Hislop, Fitzhugh, Hall, and Moore, respectively, pursuant to the bonus program for fiscal 1999. The committee has approved a continuation of the cash bonus program for fiscal 2000.

Long-Term Incentive Program. The long-term incentive program for senior management consists of stock option awards granted pursuant to the 1990 Employee Stock Plan. The compensation committee has typically granted stock options to members of senior management and other key employees at its first meeting following a review of the company's operating results for the prior fiscal year. During the latter portion of fiscal 1993, the compensation committee in consultation with members of senior management adopted the Senior Management Stock Option Bonus Program. The purpose of this program is to encourage senior management over the term of the program to meet and exceed budgeted increases in targeted performance criteria in the respective operating areas for which members of senior management have primary responsibility and for the company as a whole. Pursuant to the program, between 1993 and 1998 the compensation committee granted options under the 1990 Employee Stock Plan to each of Messrs. Burns, Hislop, Fitzhugh, Hall, and Moore to purchase an aggregate of 390,000, 251,250, 251,250, 157,500, and 41,250 shares, respectively. In February 1999, the Committee granted additional options to the Named Executive Officers under the program as follows: Mr. Burns -- 40,000 shares; Mr. Hislop -- 35,000 shares; Mr. Fitzhugh -- 25,000 shares; Mr. Hall -- 50,000 shares; and Mr. Moore 20,000 shares. The options were granted at an exercise price equal to the closing price on the Nasdaq National Market on the date of grant. At the beginning of each fiscal year during the ten year term of the options, the compensation committee establishes certain market and/or company targeted financial goals for each of the participants in the program. The options vest 2% annually during the first nine years of the terms of the options and will vest in full in the tenth year if still outstanding at that time. The options permit accelerated vesting of up to 25% each year based on meeting or exceeding the targeted levels established by the compensation committee at the beginning of each such year.

Based on the targeted levels established by the compensation committee at the beginning of fiscal 1999, the options granted to Messrs. Burns, Hislop, Fitzhugh, and Hall pursuant to the program vested 21.25% each in 1999 and the options granted to Mr. Moore vested 23.13%. In January 2000, the committee established targeted levels for vesting in fiscal 2000 for options granted to the named executive officers under the program based on targeted levels of earnings.

Federal Income Tax Deductibility Limitations. Section 162(m) of the Internal Revenue Code, enacted as part of the Omnibus Budget Reconciliation Act in 1993 generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the company's chief executive officer and four other most highly paid executive officers. Compensation paid to these officers in excess of $1,000,000 that is not performance-based cannot be claimed by the company as a tax deduction. The compensation committee believes it is appropriate to take into account the $1,000,000 limit on the deductibility of executive compensation and to seek to qualify the company's long-term compensation awards as performance-based compensation excluded from the $1,000,000 limit. Grants of stock options pursuant to the 1990 Employee Stock Plan should be considered performance-based. None of the company's executive officers has received other compensation that could potentially exceed the applicable deductibility limits. The compensation committee intends for all compensation paid to the company's executives to be fully deductible under federal tax laws.

The tables set forth under "Executive Compensation," and the accompanying narrative and footnotes, reflect the decisions covered by the above discussion.

John W. Stokes, Jr.             Richard Reiss, Jr.               G. Nicholas Spiva

SHAREHOLDER RETURN PERFORMANCE GRAPH

The following graph compares the yearly percentage change in the unaudited total return on the company's common stock against the cumulative annual total return of the Nasdaq Stock Market Total Return Index and the S&P 500 Restaurant Index commencing December 25, 1994 and ending December 26, 1999. The following graph assumes that the value of the investment in the company's common stock and each index was $100 on December 25, 1994 and that all dividends were reinvested.

                                                                               NASDAQ STOCK MARKET
                                                    O'CHARLEY'S INC.                  INDEX             S&P 500 RESTAURANT INDEX
                                                    ----------------           -------------------      ------------------------
12/94                                                    100.00                      100.00                      100.00
12/95                                                    142.00                      141.00                      150.00
12/96                                                    118.00                      174.00                      148.00
12/97                                                    149.00                      213.00                      159.00
12/98                                                    190.00                      300.00                      249.00
12/99                                                    168.00                      542.00                      254.00

                              CERTAIN TRANSACTIONS

The company leases real estate for the operation of its Goodlettsville, Murfreesboro and Clarksville, Tennessee and Bowling Green, Kentucky restaurants from Two Mile Partners, a Tennessee general partnership owned 75% by Mr. Wachtel and 25% by Mr. Burns. These four leases provide for annual rentals in an aggregate amount equal to the greater of $429,900 or 6% of each restaurant's sales. These leases expire at various times through 2006, with options by the company to renew for up to ten additional years on the same terms. During fiscal 1999, the company paid Two Mile Partners aggregate rent of $711,371.

During 1999, the company leased real estate for the operation of one of its Nashville, Tennessee and one of its Lexington, Kentucky restaurants from CWF Associates, Inc. These leases provided for annual rentals in an aggregate amount equal to the greater of $160,800 or 6% of each restaurant's sales. Each lease granted the company an option, exercisable at any time during the term of the lease, to purchase the property at the greater of its fair market value or the indebtedness outstanding with respect to such property at the time of such purchase. In February 2000, the company exercised its options and purchased the two properties from CWF Associates for an aggregate purchase price of $1.9 million. Mr. Wachtel (14% ownership), Mr. Burns (7% ownership), Mr. Reiss (14% ownership), Mr. Stokes (14% ownership), Mr. Spiva (14% ownership), Mr. Walker (14% ownership) and others are shareholders in CWF. In addition, Mr. Fitzhugh is the Secretary of CWF. During fiscal 1999, the company paid CWF aggregate rent of $416,776.

       PROPOSAL 2: APPROVAL OF THE O'CHARLEY'S 2000 STOCK INCENTIVE PLAN

INTRODUCTION

The company believes that a key element of director, officer and employee compensation is stock-based compensation. Stock-based compensation advances the interests of the company by encouraging and providing for the acquisition of equity interests in the company by directors, officers, and employees, thereby providing substantial motivation and superior performance. In that regard, the board of directors and the shareholders of the company have previously approved the 1990 Employee Stock Plan and the 1991 Stock Option Plan for Outside Directors. Pursuant to those plans, an aggregate of 2,923,256 shares of common stock were authorized and available for future grant at March 17, 2000.

Pursuant to the terms of the plans, no options may be granted pursuant to the 1990 Employee Stock Plan after May 18, 2000 and no options may be granted pursuant to the 1991 Stock Option Plan for Outside Directors after May 17, 2001. In order to permit the company to continue to use stock-based compensation as an element of its compensation policies, the board of directors has approved, subject to shareholder approval, the O'Charley's 2000 Stock Incentive Plan and recommended its submission to the company's shareholders. If the O'Charley's 2000 Stock Incentive Plan is approved by shareholders, the board of directors will not grant any additional awards pursuant to the 1990 Employee Stock Plan or the 1991 Stock Option Plan for Outside Directors. An aggregate of 3,000,000 shares of common stock would be authorized for issuance pursuant to the O'Charley's 2000 Stock Incentive Plan. Approval of the O'Charley's 2000 Stock Incentive Plan would result in a net increase of 76,744 in the number of shares available for future grant pursuant to the company's stock plans. No awards have been made under the O'Charley's 2000 Stock Incentive Plan.

Section 162(m) of the Internal Revenue Code generally disallows a corporate deduction for compensation over $1.0 million paid to a company's chief executive officer and any of the four other most highly compensated officers. The $1.0 million limitation applies to amounts realized on the exercise of stock options and other awards, unless, among other conditions, the awards are granted pursuant to a plan that has been approved by the company's public shareholders. The board of directors is submitting the O'Charley's 2000 Stock Incentive Plan for approval by the company's shareholders to ensure compliance with Section 162(m) of the Internal Revenue Code.

The O'Charley's 2000 Stock Incentive Plan is described below and is set forth in Appendix A to this proxy statement.

SUMMARY OF MATERIAL PROVISIONS OF THE O'CHARLEY'S 2000 STOCK INCENTIVE PLAN

The following summary of the material provisions of the O'Charley's 2000 Stock Incentive Plan is qualified in its entirety by reference to the text of the plan as set forth in Appendix A to this proxy statement.

Administration; Participation; Awards Under The Plan. Under the plan, the compensation committee of the board of directors of the company has the authority to grant to officers, other key employees and consultants of the company, and the board of directors has the authority to grant to non-employee directors, the following types of awards: (1) stock options; (2) stock appreciation rights; (3) restricted stock; and/or (4) other stock-based awards.

Limitations. The aggregate number of shares of common stock that may be issued under the plan is 3,000,000 shares of common stock. The maximum number of shares of common stock for which awards may be made under the plan to any officer of the company or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Internal Revenue Code is 500,000 during any single fiscal year. Any shares as to which an option or other award expires, lapses unexpired, or is forfeited, terminated, or canceled may become subject to a new option or other award. The plan will terminate on, and no award may be granted later than, May 4, 2010, but the exercise date of awards granted prior to May 4, 2010 may extend beyond such date.

Non-Employee Director Grants. The plan also provides for automatic grants of non-qualified stock options to non-employee directors of the company. Options to purchase 11,250 shares of common stock are automatically granted to each person serving as a non-employee director on the date of his or her initial election or appointment to the board. Options granted to non-employee directors on the date of initial election to the board will vest and become exercisable in five equal, annual installments beginning on the first anniversary of the date of grant.

On the date of each annual meeting of shareholders of the company beginning with the annual meeting of shareholders held in the year 2000, unless the plan has been terminated, each non-employee director who will continue as a director following the meeting and who has served as a non-employee director of the company for a period of at least eleven months prior to the date of such annual meeting will receive an option to purchase 3,500 shares of common stock, which will vest six months following the date of grant.

All options automatically granted to a non-employee director will enable the optionee to purchase shares of common stock at the fair market value of the common stock on the date of grant. Non-employee directors will not be able to transfer or assign their options without the prior written consent of the board of directors of the company other than (i) transfers by the optionee to a member of his or her immediate family or a trust for the benefit of the optionee or a member of his or her immediate family or (ii) transfers by will or by the laws of descent and distribution. Options automatically granted to non-employee directors will have a term of ten years from the date of grant and will not be exercisable prior to vesting. The exercise price may be paid in cash or in shares of common stock of the company. The board of directors, in its sole discretion, may reduce the size of any non-employee director option or postpone the vesting and exercisability of any non-employee director option prior to grant.

Stock Options. Incentive stock options and non-qualified stock options may be granted for such number of shares as the compensation committee may determine and may be granted alone, in conjunction with, or in tandem with, other awards under the plan or cash awards outside the plan. A stock option will be exercisable at such times and subject to such terms and conditions as the compensation committee will determine. In the case of an incentive stock option, however, the term will be no more than ten years after the date of grant (five years in the case of incentive stock options for certain 10% employee shareholders). The option price for an incentive stock option will not be less than 100% (110% in the case of certain 10% employee shareholders) of the fair market value of common stock as of the date of grant and for any non-qualified stock option will not be less than 50% of the fair market value as of the date of grant. Incentive stock options granted under the plan may not be transferred or assigned other than by will or by the laws of descent and distribution. Non-qualified stock options may not be transferred or assigned without the prior written consent of the compensation committee other than (i) transfers by the optionee to a member of his or her immediate family or a trust for the benefit of the optionee or a member of his or her immediate family or (ii) transfers by will or by the laws of descent and distribution.

Stock Appreciation Rights. Stock appreciation rights may be granted under the plan in conjunction with all or part of a stock option and will be exercisable only when the underlying stock option is exercisable. Once a stock appreciation right has been exercised, the related portion of the stock option underlying the stock appreciation right will terminate. Upon the exercise of a stock appreciation right, the company will pay to the employee or consultant in cash, common stock, or a combination thereof (the method of payment to be at the discretion of the compensation committee) an amount equal to the excess of the fair market value of one share of company common stock on the exercise date over the option price per share specified in the related stock option, multiplied by the number of shares in respect of which the stock appreciation right shall have been exercised. Stock appreciation rights may not be transferred or assigned other than to the extent the underlying option is transferable or assignable.

Restricted Stock. Restricted stock awards may be granted alone, in addition to, or in tandem with other awards under the plan or cash awards made outside the plan. The provisions attendant to a grant of restricted stock may vary from participant to participant. In making an award of restricted stock, the compensation committee will determine the periods during which the restricted stock is subject to forfeiture and may provide such other awards designed to guarantee a minimum value for such stock. The compensation committee may also impose such other conditions and restrictions on the shares of restricted stock as it deems appropriate, including the attainment of specified performance goals or such other factors as the compensation committee may determine. The compensation committee may provide that such restrictions will lapse with respect to specified percentages of the awarded shares of restricted stock on successive future dates. During the restriction period, the employee or consultant may not sell, transfer, pledge, or assign the restricted stock, but will be entitled to vote the restricted stock and to receive, at the election of the compensation committee, cash or deferred dividends.

Other Awards. The compensation committee also may grant other types of awards, such as convertible preferred stock, convertible debentures, or other exchangeable securities that are valued, as a whole or in part, by reference to or otherwise based on common stock. These awards may be granted alone, in addition to, or in tandem with, stock options, stock appreciation rights, restricted stock, or cash awards outside of the plan. Awards will be made upon such terms and conditions as the compensation committee may determine.

Change in Control; Potential Change in Control. If there is a change of control or a potential change of control of the company, stock appreciation rights, and any stock options that are not then exercisable, will become fully exercisable and vested and the restrictions and deferral limitations applicable to restricted stock and other stock-based awards shall lapse and such shares and awards will be deemed fully vested. For purposes of the plan, a change of control is defined generally to include (i) any person or entity, other than the company or a wholly-owned subsidiary of the company, becoming the beneficial owner of the company's securities having 35% or more of the combined voting power of the then outstanding securities that may be cast for the election of directors; (ii) in connection with a cash tender, exchange offer, merger, or other business combination, sale of assets, or contested election, less than a majority of the combined voting power of the then outstanding securities of the company entitled to vote generally in the election of directors being held in the aggregate by the holders of the company's securities entitled to vote generally in the election of directors of the company immediately prior to such transaction; and (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the board of directors ceasing to constitute at least a majority thereof, unless the election of each director first elected during such period was approved by a vote of at least two-thirds of the directors of the company then still in office who were directors of the company at the beginning of any such period. For purposes of the plan, a potential change in control is defined generally to include (i) the approval by the shareholders of an agreement by the company, the consummation of which would result in a change of control of the company; or (ii) the acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the company or a subsidiary of the company or any company employee benefit plan) of securities of the company representing 5% or more of the combined voting power of the company's outstanding securities and the adoption by the compensation committee of a resolution to the effect that a potential change in control has occurred. Stock options, stock appreciation rights, restricted stock, and other stock-based awards will, unless otherwise determined by the compensation committee in its sole discretion, be cashed out on the basis of the change in control price (as defined in the plan and as described below). The change of control price will be the highest price per share paid in any transaction reported on the Nasdaq Stock Market's National Market or paid or offered to be paid in any bona fide transaction relating to a change in control of the company or potential change in control at any time during the immediately preceding 60-day period, as determined by the compensation committee.

Amendments. The board of directors of the company may amend, alter, or discontinue the plan, provided that no amendment may be made that would impair the rights of an optionee or participant under an award made under the plan without the participant's consent.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of certain U.S. Federal income tax aspects of options awarded under the plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and the exact tax consequences to any grantee will depend upon his or her particular circumstances and other facts. The plan participants must consult their tax advisors with respect to any state, local, and foreign tax considerations or particular federal tax implications of options granted under the plan.

Incentive Stock Options. Neither the grant nor the exercise of an incentive stock option will result in taxable income to the employee. The tax treatment on sale of shares of common stock acquired upon exercise of an incentive stock option depends on whether the holding period requirement is satisfied. The holding period is met if the disposition of the employee occurs (i) at least two years after the date of grant of the option; (ii) at least one year after the date the shares were transferred to the employee; and (iii) while the employee remains employed by the company or not more than three months after his or her termination of employment (or not more than one year in the case of a disabled employee). If the holding period requirement is satisfied, the excess of the amount realized upon sale of the shares of common stock acquired upon the exercise of the incentive stock option over the price paid for these shares will be treated as a long-term capital gain. If the employee disposes of the common stock acquired upon the exercise of the incentive stock option before the holding period requirement is met (a "disqualifying disposition"), the excess of the fair market value of the shares on the date of exercise or, if less, the fair market value on the date of disposition, over the exercise price will be taxable as ordinary compensation income to the employee at the time of disposition, and the company will be entitled to a corresponding deduction. The balance of the gain, if any, will be a capital gain for the employee. Any capital gain recognized by the employee will be a long-term capital gain if the employee's holding period for the shares of common stock at the time of disposition is more than one year.

Although the exercise of an incentive stock option will not result in taxable income to the employee, the excess of the fair market value of the common stock on the date of exercise over the exercise price will be included in the employee's "alternative minimum taxable income" under the Internal Revenue Code.

Nonqualified Stock Options. There will be no federal income tax consequences to the company or to the grantee upon the grant of non-qualified stock options under the plan. However, upon the exercise of a non-qualified stock option under the plan, the grantee will recognize ordinary compensation income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. The company will generally be entitled to a tax deduction at such time and in the same amount that the employee recognizes ordinary income. If the shares of common stock so acquired are later sold or exchanged, the difference between the amount realized from such sale or exchange and the fair market value of such stock on the date of exercise of the option is generally taxable as long-term or short-term capital gain or loss depending upon whether the shares of common stock have been held for more than one year after such date.

Exercise with Shares. A grantee who pays the exercise price upon exercise of an incentive stock option or non-qualified stock option, in whole or in part, by delivering shares of common stock already owned by him or her will recognize no gain or loss for federal income tax purposes to the extent of the fair market value of the shares surrendered, but with respect to shares received in excess of such exercise price, a grantee will recognize ordinary compensation income equal to the fair market value of such shares. Shares of common stock acquired upon exercise that are equal in number to the shares surrendered will have a tax basis equal to the tax basis of the shares surrendered, and (except as noted below with respect to disqualifying dispositions) the holding period of such shares will include the holding period of shares surrendered. In the case of a non-qualified stock option, the basis of additional shares received upon exercise of the non-qualified stock option will be equal to the fair market value of such shares on the date of exercise, and the holding period for such additional shares will commence on the date the option is exercised. In the case of an incentive stock option, the tax basis of the additional shares received will be zero, and the holding period of such shares will commence on the date of the exchange. If any of the shares received upon exercise of the incentive stock option are disposed of within two years of the date of the grant of the incentive stock option or within one year after exercise, the shares with the lowest (i.e., zero) basis will be deemed to be disposed of first, and such disposition will be a disqualifying disposition giving rise to ordinary income as previously discussed above.

Stock Appreciation Rights. No income will be realized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant will generally be required to include as taxable ordinary income in the year of exercise, an amount equal to the amount of cash and the fair market value of any shares received. The company will be entitled to a deduction at the time and in the amount included in the participant's income by reason of the exercise. If the participant receives common stock upon exercise of a stock appreciation right, the post-exercise appreciation or deprecation will be treated in the same manner discussed above under "Non-Qualified Stock Options."

Restricted Stock. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock. However, a participant may elect, under
Section 83(b) of the Internal Revenue Code within 30 days of the grant of the stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. Thereafter, if the shares are forfeited, the participant will be entitled to a deduction, refund, or loss, for tax purposes only, in an amount equal to the purchase price of the forfeited shares regardless of whether she or he made a Section 83(b) election. With respect to the sale of shares after the forfeiture period has expired, the holding period to determine whether the participant has long-term or short-term capital gain or loss generally begins when the restriction period expires and the tax basis for such shares will generally be based on the fair market value of such shares on such date. If the participant makes an election under Section 83(b), however, the holding period will commence on the date of grant, the tax basis will be equal to the fair market value of shares on such date (determined without regard to restrictions), and the company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year that such income is taxable.

Dividends and Dividend Equivalents. Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant, and will be deductible by the company. If the participant makes a Section 83(b) election, however, the dividends will be taxable as ordinary income to the participant but will not be deductible by the company.

Other Stock-Based Awards. The federal income tax treatment of other stock-based awards will depend on the nature of any such award and the restrictions applicable to such award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, an award of restricted stock, or in a manner not described herein.

The plan is not intended to be a "qualified plan" under Section 401(a) of the Internal Revenue Code.

Because awards under the O'Charley's 2000 Stock Incentive Plan are at the discretion of the compensation committee of the board of directors, the benefits that will be awarded under the plan to persons other than non-employee directors are not currently determinable.

If the plan is approved by the shareholders of the company, the plan will become effective as of May 4, 2000 and the company will not grant any additional options pursuant to the 1990 Employee Stock Plan or the 1991 Stock Option Plan for Outside Directors. The board of directors believes that it is in the best interest of the company and its shareholders to approve the plan.

The plan will be approved if the number of shares of common stock voted in favor of the plan exceeds the number of shares of common stock voted against it.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THIS PROPOSAL.

       PROPOSAL 3: APPROVAL OF THE AMENDMENTS TO THE CHUX OWNERSHIP PLAN

INTRODUCTION

The company believes that broad-based ownership of equity interests in the company by its employees provides a substantial motivation for superior performance by more closely aligning the economic interests of those employees with the overall performance of the company. In order to encourage ownership of the company's common stock by its employees, the board of directors and shareholders of the company previously approved the CHUX Ownership Plan. The board of directors has reviewed the CHUX Ownership Plan and has concluded that, in order to encourage increased participation in the plan by the company's employees, the company should amend the plan to (i) expand the eligibility provisions of the plan to cover all employees of the company and its subsidiaries, (ii) shorten the plan option period from one year to six months,
(iii) allow each participant to make one optional lump sum contribution to the plan during each plan period; and (iv) limit the scope of amendments to the plan requiring shareholder approval to only those amendments that increase the number of shares authorized for issuance under the plan.

The CHUX Ownership Plan, as proposed to be amended, is described below and is set forth in Appendix B to this proxy statement.

SUMMARY OF MATERIAL PROVISIONS OF THE CHUX OWNERSHIP PLAN, AS AMENDED

The following is a summary of the material provisions of the CHUX Ownership Plan, as proposed to be amended. The summary is qualified in its entirety by reference to the text of the plan as set forth in Appendix B to this proxy statement.

Participation; Awards Under the Plan. Pursuant to the plan, all employees of the company and its subsidiaries (including executive officers of the company) who have been employed by the company for at least six months as of any October 1 and, effective as of April 1, 2000, all employees of the company or its subsidiaries on the next application date (as defined in the plan) following their date of employment may elect to deduct from their compensation an after-tax amount of not less than $5.00 and up to 15% of their base pay (as defined in the plan) each payroll period. The dollar amount deducted is credited to the participant's contribution account (as defined in the plan). In addition, effective April 1, 2000, a participant is permitted to make one lump sum contribution during each plan period, as long as the total aggregate amount of salary deductions does not exceed 15% of the participant's base pay per month on the application date multiplied by six. On the exercise date (the last trading day of each plan period), the amount deducted from each participant's salary and any additional amounts contributed on a lump-sum basis over the course of the period will be used to purchase the maximum number of shares of common stock at a purchase price (the "exercise price") equal to the lesser of (a) 85% of the closing market price of the shares of common stock on the exercise date; or (b) 85% of the average of the closing market price of the shares of common stock on the grant date (the first trading date of each six-month period) and the closing market price of the common stock on the exercise date for such period. On an exercise date, all options shall be automatically exercised, except for persons whose employment has terminated or who have withdrawn all contributions.

Options granted under the plan are subject to the following limitations: (i) the maximum number of shares of common stock which may be purchased by any participant on exercise dates, within any calendar year, shall be equal to the lesser of (a) 2,500 shares of common stock or (b) common stock having a market value of $25,000, as determined based on the closing market price on the grant date for the plan period during which each share of common stock is purchased;
(ii) no option may be granted to a participant who immediately after such grant would own 5% or more of the common stock of the company; and (iii) no participant may assign, transfer or otherwise alienate any options granted to him, except by will or the laws of descent and distribution, and such options must be exercised during the participant's lifetime only by him.

At December 26, 1999, the company and its subsidiaries had approximately 9,400 employees who were eligible to participate in the plan. Non-employee directors of the company and holders of 5% or more of the outstanding shares of common stock are not eligible to participate in the Plan.

Administration. The plan will be administered by a plan administrator, which plan administrator will initially be the compensation committee of the board of directors.

Upon termination of a participant's employment, the employee shall cease being a participant under the plan, and the balance of the employee's contribution account shall be paid to the participant as soon as practical after termination. Any option granted to such a participant shall be null and void from the date of termination. Upon the death, retirement or disability of a participant, the participant, or his legal representative, may withdraw the balance in his contribution account or may have the accumulated balance used to purchase stock under the plan. Any remaining money which is insufficient to purchase a whole share will be returned to the participant or his legal representative.

Adjustments. In the case of a stock split, stock dividend, reclassification, recapitalization, merger, reorganization, or other change in the company's structure affecting the common stock, appropriate adjustments will be made by the plan administrator, subject to direction by the board of directors, in the number of shares reserved for issuance under the plan and the calculation of the exercise price.

Amendment. Without the approval of the shareholders of the company, the plan may not be amended to increase the number of shares reserved under the Plan (except pursuant to certain changes in the capital structure of the company). All other amendments, including termination of the plan, may be made without shareholder approval.

Federal Income Tax Aspects. The following is a brief summary of the Federal income tax aspects of awards made under the plan based upon the Federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

A holder will not recognize income for Federal tax purposes on account of the initial discount when shares are purchased. Instead, income may be recognized when a holder disposes of his or her stock.

If shares of stock are disposed of before a statutory holding period is met, income is recognized in an amount equal to the difference between the price paid for the shares and the market value of the shares on the date such shares were purchased. If shares are disposed of after meeting the holding period requirement, the holder receives ordinary taxable income in the calendar year of disposition equal to the lesser of (i) the original 15% discount on the shares assuming the stock had been purchased on the grant date or (ii) the excess of the fair market value of such shares of common stock on the day of disposition over the price paid for such shares. In either case, (i) if a holder's disposition is by gift, such holder will have no further income tax consequences and (ii) in the case of a sale of such shares, the difference between the net proceeds on the date of disposition and the holder's tax basis in such shares (including ordinary income recognized in the disposition) will be taxable as capital gain or loss.

If an employee leaves contributions in the plan to purchase common stock after he or she retires, the tax consequences depend on whether the termination date is within three months of the exercise date. If the termination date is not more than three months prior to the exercise date, the tax consequences are as described above. However, if the termination date is more than three months prior to the exercise date, the holder is treated as exercising a non-qualified option and is taxed on the exercise date on the excess of market value of the stock on that date over the price paid.

If approved by the shareholders, the amendments will become effective as of October 1, 1999.

The amendment to the CHUX Ownership Plan will be approved if the votes cast in favor of the amendment exceed the votes cast against it.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENTS TO THE CHUX OWNERSHIP PLAN.

                           PROPOSALS OF SHAREHOLDERS

Shareholders intending to submit proposals for presentation at the next annual meeting of the shareholders of the company and inclusion in the proxy statement and form of proxy for such meeting should forward such proposals to A. Chad Fitzhugh, Secretary, O'Charley's Inc., 3038 Sidco Drive, Nashville, Tennessee 37204. Proposals must be in writing and must be received by the company prior to December 7, 2000. Proposals should be sent to the company by certified mail, return receipt requested.

In addition, the company's bylaws contain an advance notice provision that provides that for a shareholder proposal to be brought before and considered at the next annual meeting of shareholders, such shareholder must provide notice thereof to the Secretary of the company no later than December 7, 2000 and the proposal and the shareholder must comply with Regulation 14A under the Securities Exchange Act. In the event that a shareholder proposal intended to be presented for action at the next annual meeting is not received prior to December 7, 2000, then the persons designated as proxies in the proxies solicited by the board of directors in connection with the annual meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the proxy statement for the annual meeting.

                            PROXY SOLICITATION COSTS

The enclosed form of proxy is solicited on behalf of the board of directors of the company. The cost of solicitation of proxies will be borne by the company, including expenses in connection with preparing, assembling, and mailing this proxy statement. Such solicitation will be made by mail and may also be made by the company's regular officers or employees personally or by telephone or telecopy. The company may reimburse brokers, custodians, and their nominees for their expenses in sending proxies and proxy materials to beneficial owners.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The board of directors of the company has selected KPMG LLP to serve as independent auditors for the current fiscal year. Such firm has served as the company's independent auditors since August 1991. Representatives of KPMG LLP are expected to be present at the annual meeting and will be given the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                                                                      APPENDIX A

                     O'CHARLEY'S 2000 STOCK INCENTIVE PLAN

SECTION 1.  PURPOSE; DEFINITIONS.

The purpose of the O'Charley's 2000 Stock Incentive Plan (the "Plan") is to enable O'Charley's Inc. (the "Corporation") to attract, retain and reward key employees of and consultants to the Corporation and its Subsidiaries and Affiliates, and directors who are not also employees of the Corporation, and to strengthen the mutuality of interests between such key employees, consultants, and directors by awarding such key employees, consultants, and directors performance-based stock incentives and/or other equity interests or equity-based incentives in the Corporation, as well as performance-based incentives payable in cash. The creation of the Plan shall not diminish or prejudice other compensation programs approved from time to time by the Board.

For purposes of the Plan, the following terms shall be defined as set forth below:

A. "Affiliate" means any entity other than the Corporation and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Corporation directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

B. "Board" means the Board of Directors of the Corporation.

C. "Cause" has the meaning provided in Section 5(j) of the Plan.

D. "Change in Control" has the meaning provided in Section 10(b) of the Plan.

E. "Change in Control Price" has the meaning provided in Section 10(d) of the Plan.

F. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

G. "Common Stock" means the Corporation's common stock, no par value per share.

H. "Committee" means the Committee referred to in Section 2 of the Plan.

I. "Corporation" means O'Charley's Inc., a corporation organized under the laws of the State of Tennessee, or any successor corporation.

J. "Disability" means disability as determined under the Corporation's Group Long Term Disability Insurance Plan.

K. "Early Retirement" means retirement, for purposes of this Plan with the express consent of the Corporation at or before the time of such retirement, from active employment with the Corporation and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Corporation then in effect or as may be approved by the Committee.

L. "Effective Date" has the meaning provided in Section 14 of the Plan.

M. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

N. "Fair Market Value" means with respect to the Common Stock, as of any given date or dates, unless otherwise determined by the Committee in good faith, the reported closing price of a share of Common Stock on NASDAQ or such other market or exchange as is the principal trading market for the Common Stock, or, if no such sale of a share of Common Stock is reported on NASDAQ or other exchange or principal trading market on such date, the fair market value of a share of Common Stock as determined by the Committee in good faith.

O. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

P. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

Q. "Non-Employee Director" means a member of the Board who is a Non-Employee Director within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act and an outside director within the meaning of Treasury Regulation Sec. 162-27(e)(3) promulgated under the Code.

R. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

S. "NASDAQ" means The Nasdaq Stock Market's National Market.

T. "Normal Retirement" means retirement from active employment with the Corporation and any Subsidiary or Affiliate on or after age 65.

U. "Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based on, the Common Stock.

V. "Outside Director" means a member of the Board who is not an officer or employee of the Corporation or any Subsidiary or Affiliate of the Corporation.

W. "Outside Director Option" means an award to an Outside Director under Section 9 below.

X. "Plan" means this O'Charley's 2000 Stock Incentive Plan, as amended from time to time.

Y. "Restricted Stock" means an award of shares of Common Stock that is subject to restrictions under Section 7 of the Plan.

Z. "Restriction Period" has the meaning provided in Section 7(c)(i) of the Plan.

AA. "Retirement" means Normal or Early Retirement.

BB. "Section 162(m) Maximum" has the meaning provided in Section 3(a) hereof.

CC. "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 below to surrender to the Corporation all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Common Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in
Section 6(b)(ii), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

DD. "Stock Option" or "Option" means any option to purchase shares of Common Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 below.

EE. "Subsidiary" means any entity (other than the Corporation) in an unbroken chain of entities beginning with the Corporation if each of the entities (other than the last entity in the unbroken chain) owns stock, membership interest or partnership interest possessing 50% or more of the total combined voting power of all classes of stock, membership interest or partnership interest in one of the other entities in the chain.

SECTION 2.  ADMINISTRATION.

The Plan shall be administered by a Committee of not less than two Non-Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan may be exercised by an existing Committee of the Board composed exclusively of Non-Employee Directors. The initial Committee shall be the Compensation Committee of the Board. In the event there are not at least two Non-Employee Directors on the Board, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board.

The Committee shall have authority to grant, pursuant to the terms of the Plan, to officers, other key employees, Outside Directors, and consultants eligible under Section 4: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards; provided, however, that the power to grant and establish the terms and conditions of awards to Outside Directors other than Outside Director Options shall be reserved to the Board. With respect to options granted to Outside Directors other than Outside Director Options, all references to the Committee shall be deemed to be references to the Board.

In particular, the Committee or the Board, as the case may be, shall have the authority, consistent with the terms of the Plan:

     (a) to select the officers, key employees, Outside Directors, and consultants to the Corporation and its Subsidiaries and Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock, and/or Other Stock-Based Awards may from time to time be granted hereunder;

     (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible persons;

     (c) to determine the number of shares to be covered by each such award granted hereunder;

     (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion); and to amend or waive any such terms and conditions to the extent permitted by Section 11 hereof;

     (e) to determine whether and under what circumstances a Stock Option may be settled in cash or Restricted Stock under Section 5(l) or (m), as applicable, instead of Common Stock;

     (f) to determine whether, to what extent, and under what circumstances Option grants and/or other awards under the Plan are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan;

     (g) to determine whether, to what extent, and under what circumstances shares of Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

     (h) to determine whether to require payment of tax withholding requirements in shares of Common Stock subject to the award; and

     (i) to impose any holding period required to satisfy Section 16 under the Exchange Act.

The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan; provided, however, that, to the extent that this Plan otherwise requires the approval of the Board or the shareholders of the Corporation, all decisions of the Committee shall be subject to such Board or shareholder approval. Subject to the foregoing, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Corporation and Plan participants.

SECTION 3.  SHARES OF COMMON STOCK SUBJECT TO PLAN.

(a) The aggregate number of shares of Common Stock that may be issued under the Plan shall be 3,000,000 shares. The shares of Common Stock issuable under the Plan shall be issued from the Corporation's authorized but unissued shares. No officer of the Corporation or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive awards pursuant to this Plan relating to in excess of 500,000 shares of Common Stock in any fiscal year (the "Section 162(m) Maximum").

(b) If any shares of Common Stock that have been optioned cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Restricted Stock or Other Stock-Based Award granted hereunder are forfeited prior to the payment of any dividends, if applicable, with respect to such shares of Common Stock, or any such award otherwise terminates without a payment being made to the participant in the form of Common Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

(c) In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, stock dividend, stock split or other change in corporate structure affecting the Common Stock, an appropriate substitution or adjustment shall be made in the maximum number of shares that may be awarded under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number of shares underlying Outside Director Options to be granted under Section 9 hereof, the Section 162(m) Maximum and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. An adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.  ELIGIBILITY.

Officers, other key employees and Outside Directors of and consultants to the Corporation and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Corporation and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

SECTION 5.  STOCK OPTIONS.

Stock Options may be granted alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Incentive Stock Options may be granted only to individuals who are employees of the Corporation or any Subsidiary of the Corporation.

Subject to the foregoing, the Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

Options granted to officers, key employees, Outside Directors and consultants under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

     (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% (or, in the case of any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any of its Subsidiaries, not less than 110%) of the Fair Market Value of the Common Stock at grant, in the case of Incentive Stock Options, and not less than 50% of the Fair Market Value of the Common Stock at grant, in the case of Non-Qualified Stock Options.

     (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years (or, in the case of an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any of its Subsidiaries or parent corporations, more than five years) after the date the Option is granted.

     (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that except as provided in Section 5(g) and (h) and Section 10, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. The Committee may provide that a Stock Option shall vest over a period of future service at a rate specified at the time of grant, or that the Stock Option is exercisable only in installments. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

     (d) Method of Exercise. Subject to whatever installment exercise restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or (except in the case of an Incentive Stock Option) after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the optionee or, in the case of a Non-Qualified Stock Option, shares of Restricted Stock or shares subject to such Option or another award hereunder (in each case valued at the Fair Market Value of the Common Stock on the date the Option is exercised). If payment of the exercise price is made in part or in full with Common Stock, the Committee may award to the employee a new Stock Option to replace the Common Stock that was surrendered. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Common Stock received upon the exercise shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee, in its sole discretion, at or after grant. No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 13(a).

     (e) Transferability of Options. No Non-Qualified Stock Option shall be transferable by the optionee without the prior written consent of the Committee other than (i) transfers by the Optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution. No Incentive Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

     (f) Bonus for Taxes. In the case of a Non-Qualified Stock Option or an optionee who elects to make a disqualifying disposition (as defined in Section 422(a)(1) of the Code) of Common Stock acquired pursuant to the exercise of an Incentive Stock Option, the Committee in its discretion may award at the time of grant or thereafter the right to receive upon exercise of such Stock Option a cash bonus calculated to pay part or all of the federal and state, if any, income tax incurred by the optionee upon such exercise.

     (g) Termination by Death. Subject to Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee) by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (h) Termination by Reason of Disability. Subject to Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of
     (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) one year from the date of termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter, in the case of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of any period that would apply if such Stock Option were a Non-Qualified Stock Option, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (i) Termination by Reason of Retirement. Subject to Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) three months from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the event of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in
     (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of the period that would apply if such Stock Option were a Non-Qualified Stock Option, the option will thereafter be treated as a Non-Qualified Stock Option.

     (j) Other Termination. Subject to Section 5(k), unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or (except in the case of an Incentive Stock Option) after grant, if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate is involuntarily terminated for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock Option's term if the involuntary termination is without Cause. For purposes of this Plan, "Cause" means (i) a felony conviction of a participant or the failure of a participant to contest prosecution for a felony or (ii) a participant's willful misconduct or dishonesty that is directly and materially harmful to the business or reputation of the Corporation or any Subsidiary or Affiliate. If an optionee voluntarily terminates employment with the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate (except for Disability, Normal or Early Retirement), the Stock Option shall thereupon terminate; provided, however, that the Committee at grant or (except in the case of an Incentive Stock Option) thereafter may extend the exercise period in this situation for the lesser of three months or the balance of such Stock Option's term.

     (k) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such
     Section 422. No Incentive Stock Option shall be granted to any participant under the Plan if such grant would cause the aggregate Fair Market Value (as of the date the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by such participant during any calendar year (under all such plans of the Company and any Subsidiary) to exceed $100,000. To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

        (i) if (x) a participant's employment is terminated by reason of death, Disability, or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(g), (h) or (i), applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such Option that is immediately exercisable as an "Incentive Stock Option" during such post-termination period under
        Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

        (ii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

     (l) Buyout Provisions. The Committee may at any time offer to buy out an Option previously granted for a payment in cash, Common Stock, or Restricted Stock, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

     (m) Settlement Provisions. If the option agreement so provides at grant or (except in the case of an Incentive Stock Option) is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Restricted Stock determined without regards to the forfeiture restrictions involved.

     (n) Performance and Other Conditions. The Committee may condition the exercise of any Option upon the attainment of specified performance goals or other factors as the Committee may determine, in its sole discretion. Unless specifically provided in the option agreement, any such conditional Option shall vest six months prior to its expiration if the conditions to exercise have not theretofore been satisfied.

     (o) Termination of Consultant. The Committee shall have discretion in determining when a termination under Sections 5(g), (h), (i) or (j) above shall occur with respect to a consultant's relationship with the Corporation.

SECTION 6.  STOCK APPRECIATION RIGHTS.

(a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option. A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option. A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

(b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

     (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this
     Section 6 of the Plan.

     (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be calculated on the basis of the Fair Market Value of the Common Stock on the date of exercise.

     (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(e) of the Plan.

     (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Common Stock to be issued under the Plan.

     (v) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

     (vi) The Committee may condition the exercise of any Stock Appreciation Right upon the attainment of specified performance goals or other factors as the Committee may determine, in its sole discretion.

SECTION 7.  RESTRICTED STOCK.

(a) Administration. Shares of Restricted Stock may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded to any person, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and the other terms, restrictions and conditions of the awards in addition to those set forth in Section 7(c). The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

(b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the applicable terms and conditions of such award.

     (i) The purchase price for shares of Restricted Stock shall be established by the Committee and may be zero.

     (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 7(b)(i).

     (iii) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant (or a transferee permitted by Section 13(h) hereof), and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

     (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the shares of Common Stock covered by such award.

(c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

     (i) In accordance with the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance, such other factors or criteria as the Committee may determine in its sole discretion.

     (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Corporation, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 13(e), in additional Restricted Stock to the extent shares are available under
     Section 3, or otherwise reinvested. Pursuant to Section 3 above, stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued. If the Committee so determines, the award agreement may also impose restrictions on the right to vote and the right to receive dividends.

     (iii) Subject to the applicable provisions of the award agreement and this
     Section 7, upon termination of a participant's employment with the Corporation and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

     (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant (or a transferee permitted by Section 13(h) hereof) promptly.

(d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Corporation and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Common Stock to the recipient of a restricted stock award, subject to such performance, future service, deferral, and other terms and conditions as may be specified by the Committee.

SECTION 8.  OTHER STOCK-BASED AWARDS.

(a) Administration. Other Stock-Based Awards, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Common Stock awards or options valued by reference to earnings per share or Subsidiary performance, may be granted either alone, in addition to, or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock granted under the Plan and cash awards made outside of the Plan; provided that no such Other Stock-Based Awards may be granted in tandem with Incentive Stock Options if that would cause such Stock Options not to qualify as Incentive Stock Options pursuant to Section 422 of the Code. Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Common Stock upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

(b) Terms and Conditions.  Other Stock-Based Awards made pursuant to this
Section 8 shall be subject to the following terms and conditions:

     (i) Shares subject to awards under this Section 8 and the award agreement referred to in Section 8(b)(v) below, may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance, or deferral period lapses.

     (ii) Subject to the provisions of this Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 8 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

     (iii) Any award under Section 8 and any shares of Common Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee in its sole discretion.

     (iv) In the event of the participant's Retirement, Disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 8.

     (v) Each award under this Section 8 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Corporation and the participant.

     (vi) Common Stock (including securities convertible into Common Stock) issued on a bonus basis under this Section 8 may be issued for no cash consideration. Common Stock (including securities convertible into Common Stock) purchased pursuant to a purchase right awarded under this Section 8 shall be priced at least 85% of the Fair Market Value of the Common Stock on the date of grant.

SECTION 9.  AWARDS TO OUTSIDE DIRECTORS.

(a) The provisions of this Section 9 shall apply only to awards to Outside Directors in accordance with this Section 9. The Committee shall have no authority to determine the timing of or the terms or conditions of any award under this Section 9.

(b) On the date of his or her initial election or appointment to the Board, each Outside Director will receive a Non-Qualified Stock Option to purchase 11,250 shares of Common Stock (an "Initial Grant"). The exercise price per share of each option granted pursuant to this Section 9(b) shall equal the Fair Market Value per share of Common Stock on the date of grant. Such option shall vest and become exercisable in five equal, annual installments beginning on the first anniversary of the date of grant.

(c) On the date of each Annual Meeting of Shareholders of the Corporation beginning with the Annual Meeting of Shareholders in 2000, unless this Plan has been previously terminated, each Outside Director who will continue as a director following such meeting will receive a Non-Qualified Stock Option to purchase 3,500 shares of Common Stock; provided, that no Outside Director shall be entitled to receive options granted pursuant to this Section 9(c) until such Outside Director has served as a director of the Corporation for a period of at least eleven months prior to the date of the Annual Meeting of Shareholders at which options are to be granted. The exercise price per share of each option granted pursuant to this Section 9(c) shall equal the Fair Market Value per share of Common Stock on the date of grant. Such option shall vest and become exercisable, with respect to all shares, six months following the date of grant.

(d) No Outside Director Option shall be exercisable prior to vesting. Each Outside Director Option shall expire, if unexercised, on the tenth anniversary of the date of grant. The exercise price may be paid in cash or in shares of Common Stock, including shares of Common Stock subject to the Outside Director Option.

(e) Outside Director Options shall not be transferable without the prior written consent of the Board other than (i) transfers by the optionee to a member of his or her Immediate

Family or a trust for the benefit of optionee or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution.

(f) Grantees of Outside Director Options shall enter into a stock option agreement with the Corporation setting forth the exercise price and other terms as provided herein.

(g) Upon termination of an Outside Director's service as a director of the Corporation, (i) all Outside Director Options theretofore exercisable and held by such Outside Director will remain vested and exercisable through the expiration date and (ii) all remaining Outside Director Options held by such Outside Director will become exercisable and vested and remain so through the expiration date to the extent of any shares that would have become exercisable and vested within a period of less than twelve months following the date of termination of service. Any unvested Outside Director Options held by the Outside Director on the date of termination of service will be forfeited to the extent of any shares that would not have become vested and exercisable until at least twelve months from the date of termination of service. The Board may, in its sole discretion, elect to accelerate the vesting of any Outside Director Options in connection with the termination of service of any individual Outside Director.

(h) Outside Director Options shall be subject to Section 10. The number of shares and the exercise price per share of each Outside Director Option theretofore awarded shall be adjusted automatically in the same manner as the number of shares and the exercise price for Stock Options under Section 3(c) hereof at any time that Stock Options are adjusted as provided in Section 3(c). The number of shares underlying Outside Director Options to be awarded in the future shall be adjusted automatically in the same manner as the number of shares underlying outstanding Stock Options are adjusted under Section 3(c) hereof at any time that Stock Options are adjusted under Section 3(c) hereof.

(i) The Board, in its sole discretion, may determine to reduce the size of any Outside Director Option prior to grant or to postpone the vesting and exercisability of any Outside Director Option prior to grant.

SECTION 10.  CHANGE IN CONTROL PROVISIONS.

(a) Impact of Event.  In the event of:

     (1) a "Change in Control" as defined in Section 10(b); or

     (2) a "Potential Change in Control" as defined in Section 10(c), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination),

        (i) Subject to the limitations set forth below in this Section 10(a), the following acceleration provisions shall apply:

             (a) Any Stock Appreciation Rights, any Stock Option or Outside Director Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

             (b) The restrictions applicable to any Restricted Stock and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

        (ii) Subject to the limitations set forth below in this Section 10(a), the value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Outside Director Options and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined Board or by the Committee in its sole discretion prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 10(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Board or Committee may determine prior to the Change in Control provided, however, that this Section 10(a)(ii) shall have no effect if it would preclude the pooling method of accounting for the specific transaction that resulted in a Change in Control (if the pooling method of accounting is proposed for such a transaction).

        (iii) The Board or the Committee may impose additional conditions on the acceleration or valuation of any award in the award agreement.

(b) Definition of Change in Control. For purposes of Section 10(a), a "Change in Control" means the happening of any of the following:

     (i) any person or entity, including a "group" as defined in Section 13(d)(3) of the Exchange Act, other than the Corporation or a wholly-owned subsidiary thereof or any employee benefit plan of the Corporation or any of its Subsidiaries, becomes the beneficial owner of the Corporation's securities having 35% or more of the combined voting power of the then outstanding securities of the Corporation that may be cast for the election of directors of the Corporation (other than as a result of an issuance of securities initiated by the Corporation in the ordinary course of business); or

     (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Corporation or any successor corporation or entity entitled to vote generally in the election of the directors of the Corporation or such other corporation or entity after such transaction are held in the aggregate by the holders of the Corporation's securities entitled to vote generally in the election of directors of the Corporation immediately prior to such transaction; or

     (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each director of the Corporation first elected during such period was approved by a vote of at least two-thirds of the directors of the Corporation then still in office who were directors of the Corporation at the beginning of any such period.

(c) Definition of Potential Change in Control. For purposes of Section 10(a), a "Potential Change in Control" means the happening of any one of the following:

     (i) The approval by shareholders of an agreement by the Corporation, the consummation of which would result in a Change in Control of the Corporation as defined in Section 10(b); or

     (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Corporation or a Subsidiary or any Corporation employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Corporation representing 5% or more of the combined voting power of the Corporation's outstanding securities and the adoption by the Committee of a resolution to the effect that a Potential Change in Control of the Corporation has occurred for purposes of this Plan.

(d) Change in Control Price. For purposes of this Section 10, "Change in Control Price" means the highest price per share paid in any transaction reported on NASDAQ or such other exchange or market as is the principal trading market for the Common Stock, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Corporation at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights or, where applicable, the date on which a cash out occurs under Section 10(a)(ii).

SECTION 11.  AMENDMENTS AND TERMINATION.

The Board may at any time amend, alter or discontinue the Plan; provided, however, that, without the approval of the Corporation's shareholders, no amendment or alteration may be made that would (a) except as a result of the provisions of Section 3(c) of the Plan, increase the maximum number of shares that may be issued under the Plan or increase the Section 162(m) Maximum, (b) change the provisions governing Incentive Stock Options except as required or permitted under the provisions governing incentive stock options under the Code,
(c) amend Section 9 hereof so as to increase the size of any award (other than as contemplated by Section 3(c) and Section 9(i) hereof) or otherwise materially increase the benefits to Outside Directors under Section 9 hereof, or (d) make any change for which applicable law or regulatory authority (including the regulatory authority of NASDAQ or any other market or exchange on which the Common Stock is traded) would require shareholder approval or for which shareholder approval would be required to secure full deductibility of compensation received under the Plan under Section 162(m) of the Code. No amendment, alteration, or discontinuation shall be made that would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted Stock, Other Stock-Based Award or Outside Director Option theretofore granted, without the participant's consent. The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent.

SECTION 12.  UNFUNDED STATUS OF PLAN.

The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Corporation, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 13.  GENERAL PROVISIONS.

(a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Corporation in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c) The adoption of the Plan shall not confer upon any employee of the Corporation or any Subsidiary or Affiliate any right to continued employment with the Corporation or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Corporation or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

(d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The Committee may require withholding obligations to be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

(f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Tennessee.

(g) The members of the Committee and the Board shall not be liable to any employee or other person with respect to any determination made hereunder in a manner that is not inconsistent with their legal obligations as members of the Board. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

(h) In addition to any other restrictions on transfer that may be applicable under the terms of this Plan or the applicable award agreement, no Stock Option, Stock Appreciation Right, Restricted Stock award, or Other Stock-Based Award or other right issued under this Plan is transferable by the participant without the prior written consent of the Committee, or, in the case of an Outside Director, the Board, other than (i) transfers by an optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family or (ii) transfers by will or by the laws of descent and distribution. The designation of a beneficiary will not constitute a transfer.

(i) The Committee may, at or after grant, condition the receipt of any payment in respect of any award or the transfer of any shares subject to an award on the satisfaction of a six-month holding period, if such holding period is required for compliance with Section 16 under the Exchange Act.

SECTION 14.  EFFECTIVE DATE OF PLAN.

The Plan shall be effective as of May 4, 2000 (the "Effective Date"), provided that it has been approved by the Board of the Corporation and by a majority of the votes cast by the holders of the Corporation's Common Stock.

SECTION 15.  TERM OF PLAN.

No Stock Option, Stock Appreciation Right, Restricted Stock Award, Other Stock-Based Award or Outside Director Option award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date of the Plan, but awards granted prior to such tenth anniversary may be extended beyond that date.

                                                                      APPENDIX B

                              CHUX OWNERSHIP PLAN

                                   ARTICLE I

                                  INTRODUCTION

1.1  RESTATEMENT OF PLAN

O'Charley's Inc., a Tennessee corporation ("O'Charley's") with principal offices located in Nashville, Tennessee, amends and restates the following employee stock purchase plan for its eligible employees, effective on October 1, 1999, except as otherwise expressly provided herein. This Plan, known as the CHUX Ownership Plan, was originally effective October 1, 1993 in accordance with a document executed August 10, 1993.

1.2  PURPOSE

The purpose of this Plan is to provide an opportunity for eligible employees of the Employer to become shareholders in O'Charley's. It is believed that broad-based employee participation in the ownership of the business will help to achieve the unity of purpose conducive to the continued growth of the Employer and to the mutual benefit of its employees and shareholders.

1.3  QUALIFICATION

This Plan is intended to be an employee stock purchase plan which qualifies for favorable Federal income tax treatment under Section 423 of the Code and is intended to comply with the provisions thereof, including the requirement of
Section 423(b)(5) of the Code that all Employees granted options to purchase Stock under the Plan have the same rights and privileges with respect to such options.

1.4  RULE 16B-3 COMPLIANCE

This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, and should be interpreted in accordance therewith.

                                   ARTICLE II

                                  DEFINITIONS

As used herein, the following words and phrases shall have the meanings specified below:

2.1  Application Date: Each October 1 and April 1.

2.2  Board of Directors: The Board of Directors of O'Charley's Inc.

2.3 Closing Market Price: The last sale price of the Stock as reported in the NASDAQ National Market System on the date specified; or if no sales occurred on such day, at the mean between the closing "bid" and "asked" prices on such day; but if there should be any material alteration in the present system of reporting sales prices of such Stock, or if such Stock should no longer be listed on NASDAQ's National Market System, the market value of the Stock as of a particular date shall be determined in such a method as shall be specified by the Plan Administrator.

2.4  Code: The Internal Revenue Code of 1986, as amended from time to time.

2.5 Contribution Account: The account established on behalf of a Participant to which shall be credited the amount of the Participant's contribution, pursuant to Article V.

2.6  Effective Date: October 1, 1999.

2.7 Employee: Each employee of an Employer except (for periods prior to April 1, 2000):

     (i) any employee whose customary employment is twenty (20) hours per week or less, or

     (ii) any employee whose customary employment is for not more than five months in any calendar year.

2.8 Employer: O'Charley's Inc. and any corporation (i) which is a Subsidiary of O'Charley's Inc., (ii) which is authorized by the Board of Directors to adopt this Plan with respect to its Employees, and (iii) which adopts this Plan. The term "Employer" shall include any corporation into which an Employer may be merged or consolidated or to which all or substantially all of its assets may be transferred, provided that the surviving or transferee corporation would qualify as a subsidiary under Section 2.19 hereof and that such corporation does not affirmatively disavow this Plan.

2.9 Exercise Date: The last trading date of the Plan Period on the NASDAQ National Market System.

2.10 Exercise Price: The price per share of the Stock to be charged to Participants at the Exercise Date, as determined in Section 6.3.

2.11 Five-Percent Shareholder: An Employee who owns five percent (5%) or more of the total combined voting power or value of all classes of stock of O'Charley's or any Subsidiary thereof. In determining this five percent test, shares of stock which the Employee may purchase under outstanding options, as well as stock attributed to the Employee under Section 424(d) of the Code, shall be treated as stock owned by the Employee in the numerator, but shares of stock which may be issued under options shall not be counted in the total of outstanding shares in the denominator.

2.12 Grant Date: The first trading date of the Plan Period on the NASDAQ National Market System.

2.13 NASDAQ: The National Association of Securities Dealers Automated Quotation System.

2.14 Participant: Any Employee of an Employer who has met the conditions for eligibility as provided in Article IV and who has elected to participate in the Plan.

2.15  Plan: CHUX Ownership Plan.

2.16 Plan Administrator: The committee composed of one or more individuals to whom authority is delegated by the Board of Directors to administer the Plan. The initial committee shall be the Compensation Committee of the Board of Directors.

2.17 Plan Period: A six (6) month period beginning on the first day of each October and April and ending on the last day of the following September and March, respectively.

2.18 Stock: Those shares of common stock of O'Charley's which are reserved pursuant to Section 6.1 for issuance upon the exercise of options granted under this Plan.

2.19 Subsidiary: Any corporation in an unbroken chain of corporations beginning with O'Charley's each of which (other than the last corporation in the chain) owns stock possessing fifty percent (50%) or more of the combined voting power of all classes of stock in one of the other corporations in such chain.

                                  ARTICLE III

                              SHAREHOLDER APPROVAL

3.1  CONDITION SUBSEQUENT

If the restated Plan is not approved by the shareholders of O'Charley's before September 30, 2000, the Plan and all options thereunder granted to individuals who were not Employees pursuant to the terms of the Plan in effect immediately prior to this restatement shall terminate, the balance in each such Participant's Contribution Account shall be refunded in cash as promptly as possible, and all rights and obligations thereunder shall be void ab initio.

3.2  SHAREHOLDER APPROVAL REQUIRED

Without the approval of the shareholders of O'Charley's, no amendment to this Plan shall increase the number of shares reserved under the Plan, other than as provided in Section 10.3. Approval by shareholders must: (i) occur within one year of such amendment or such amendment shall be void ab initio; (ii) comply with applicable provisions of the corporate charter and bylaws of O'Charley's; and (iii) comply with Tennessee law prescribing the method and degree of shareholder approval required for issuance of corporate stock or options.

                                   ARTICLE IV

                         ELIGIBILITY AND PARTICIPATION

4.1  CONDITIONS

Each Employee shall become eligible to become a Participant on an October 1 if such Employee has been employed by the Employer for a continuous period of at least six (6) months prior to such October 1; provided, however, that effective April 1, 2000, each Employee shall become eligible to become a Participant on the Application Date next following the date of his employment. No Employee who is a Five-Percent Shareholder shall be eligible to participate in the Plan. Notwithstanding anything to the contrary contained herein, no individual who is not an Employee shall be granted an option to purchase Stock under the Plan.

4.2  APPLICATION FOR PARTICIPATION

Each Employee who becomes eligible to participate shall be furnished a summary of the Plan and an enrollment form. If such Employee elects to participate hereunder, he shall complete such form and file it with his Employer no later than seven (7) days prior to the next Application Date. The completed enrollment form shall indicate the amount of Employee contribution authorized by the Employee. If no new enrollment form is filed by a Participant in advance of any Plan Period after the initial Plan Period, that Participant shall be deemed to have elected to continue to participate with the same contribution previously elected (subject to the limit of 15% of base pay). If any Employee does not elect to participate in any given Plan Period, he may elect to participate on any future Application Date so long as he continues to meet the eligibility requirements.

4.3  DATE OF PARTICIPATION

All Employees who elect to participate shall be enrolled in the Plan commencing with the first paydate after the Application Date following their submission of the enrollment form. Upon becoming a Participant, the Participant shall be bound by the terms of this Plan, including any amendments whenever made.

                                   ARTICLE V

                              CONTRIBUTION ACCOUNT

5.1  EMPLOYEE CONTRIBUTIONS

The enrollment form signed by each Participant shall authorize the Employer to deduct from the Participant's compensation an after-tax amount during each payroll period not less than five dollars ($5.00) nor more than an amount which is fifteen percent (15%) of the Participant's base pay on the Application Date. The term "base pay" shall be determined before subtracting any of the Employee's contributions to O'Charley's 401(k) plan. The dollar amount deducted each payday shall be credited to the Participant's Contribution Account. Participant contributions will not be permitted to commence at any time during the Plan Period other than on an Application Date. No interest will accrue on any contributions or on the balance in a Participant's Contribution Account.

5.2  MODIFICATION OF CONTRIBUTION RATE

No change shall be permitted in a Participant's amount of withholding except upon an Application Date, and then only if the Participant files a new enrollment form with the Employer at least seven (7) days in advance of the Application Date designating the desired withholding rate. Notwithstanding the foregoing, a Participant may notify the Employer at any time (except during the period from September 21 through September 30 and the period from March 22 through March 31) that he wishes to discontinue his contributions. This notice shall be in writing and on such forms as provided by the Employer and shall become effective as of a date provided on the form not more than thirty (30) days following its receipt by the Employer. The Participant shall become eligible to recommence contributions on the next Application Date.

5.3  WITHDRAWAL OF CONTRIBUTIONS

A Participant may elect to withdraw the balance of his Contribution Account at any time during the Plan Period prior to the Exercise Date (except during the period from September 21 through September 30 and the period from March 22 through March 31). The option granted to a Participant shall be canceled upon his withdrawal of the balance in his Contribution Account. This election to withdraw must be in writing on such forms as may be provided by the Employer. If contributions are withdrawn in this manner, further contributions during that Plan Period will be discontinued in the same manner as provided in Section 5.2, and the Participant shall become eligible to recommence contributions on the next Application Date.

5.4  LUMP SUM CONTRIBUTIONS

Effective for the Plan Period commencing on April 1, 2000, subject to the limitations described in Section 5.5, a Participant who has not discontinued his contributions pursuant to Section 5.2 or elected to withdraw his contributions pursuant to Section 5.3 may make no more than one (1) lump sum contribution during each Plan Period. These lump sum contributions shall be paid by check by the Participant, delivered at least ten (10) days prior to the last day of the Plan Period and shall be credited to the Participant's Contribution Account.

5.5  LIMITATIONS ON CONTRIBUTIONS

Effective for the Plan Period commencing on April 1, 2000, during each Plan Period the total contributions by a Participant to his contribution Account (including both contributions by payroll deduction pursuant to Section 5.1 and lump sum contributions pursuant to Section 5.4) shall not exceed fifteen percent (15%) of the Participant's base pay per month on the Application Date multiplied by six (6) months. If a Participant's total contributions should exceed this limit, the excess shall be returned to the Participant without interest.

                                   ARTICLE VI

                        ISSUANCE AND EXERCISE OF OPTIONS

6.1  RESERVED SHARES OF STOCK

O'Charley's originally reserved three hundred thousand (300,000) shares of Stock for issuance upon exercise of the options granted under this Plan. As a result of adjustments to reflect changes in capitalization of O'Charley's made pursuant to Section 10.3 hereof, the number of shares originally reserved has been increased to six hundred and seventy-five thousand 675,000 shares of Stock as of the Effective Date.

6.2  ISSUANCE OF OPTIONS

On the Grant Date each Participant shall be deemed to receive an option to purchase Stock with the number of shares and Exercise Price determined as provided in this Article VI, subject to the maximum limits specified in Section 6.6(a). All such options shall be automatically exercised on the following Exercise Date, except for options which are canceled when a Participant withdraws the balance of his Contribution Account or which are otherwise terminated under the provisions of this Plan.

6.3  DETERMINATION OF EXERCISE PRICE

The Exercise Price of the options granted under this Plan for any Plan Period shall be the lesser of

     (i) eighty-five percent (85%) of the Closing Market Price of the Stock on the Exercise Date, or

     (ii) eighty-five percent (85%) of the average of the Closing Market Price of the Stock on the Grant Date and the Closing Market Price of the Stock on the Exercise Date.

6.4  PURCHASE OF STOCK

On an Exercise Date, all options shall be automatically exercised, except that the options of a Participant who has terminated employment pursuant to Section
7.1 or who has withdrawn all his contributions shall expire. The Contribution Account of each Participant shall be used to purchase the maximum number of whole shares of Stock determined by dividing the Exercise Price into the balance of the Participant's Contribution Account. Any money remaining in a Participant's Contribution Account representing a fractional share shall remain in his Contribution Account to be used in the next Plan Period along with new contributions in the next Plan Period; provided, however, that if the Participant does not enroll for the next Plan Period, the balance remaining shall be returned to him in cash.

6.5  TERMS OF OPTIONS

Options granted under this Plan shall be subject to such amendment or modification as the Employer shall deem necessary to comply with any applicable law or regulation, including but not limited to Section 423 of the Code, and shall contain such other provisions as the Employer shall from time to time approve and deem necessary.

6.6  LIMITATIONS ON OPTIONS

The options granted hereunder are subject to the following limitations:

     (a) The maximum number of shares of Stock which may be purchased by any Participant on Exercise Dates within any calendar year shall be equal to the lesser of

        (i) two thousand five hundred (2,500) shares, or

        (ii) the number of shares of Stock having a market value of twenty-five thousand dollars ($25,000.00), as determined based on the Closing Market Price on the Grant Date for the Plan Period during which each such share of Stock is purchased, as provided in Section 423(b)(8) of the Code.

     The maximum number of shares as determined above shall be adjusted upon the occurrence of an event described in Section 10.3.

     (b) No option may be granted to a Participant if the Participant immediately after the option is granted would be a Five-Percent Shareholder.

     (c) No Participant may assign, transfer or otherwise alienate any options granted to him under this Plan, otherwise than by will or the laws of descent and distribution, and such options must be exercised during the Participant's lifetime only by him.

6.7  PRO-RATA REDUCTION OF OPTIONED STOCK

If the total number of shares of Stock to be purchased under option by all Participants on an Exercise Date exceeds the number of shares of Stock remaining authorized for issuance under Section 6.1, a pro-rata allocation of the shares of Stock available for issuance will be made among Participants in proportion to their respective Contribution Account balances on the Exercise Date, and any money remaining in the Contribution Accounts shall be returned to the Participants.

6.8  STATE SECURITIES LAWS

Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to issue shares of Stock to any Participant if to do so would violate any State securities law applicable to the sale of Stock to such Participant. In the event that the Company refrains from issuing shares of Stock to any Participant in reliance on this Section, the Company shall return to such Participant the amount in such Participant's Contribution Account that would otherwise have been applied to the purchase of Stock.

                                  ARTICLE VII

                          TERMINATION OF PARTICIPATION

7.1  TERMINATION OF EMPLOYMENT

Any Employee whose employment with the Employer is terminated during the Plan Period for any reason except death, disability or retirement at or after age 65 shall cease being a Participant immediately. The balance of that Participant's Contribution Account shall be paid to such Participant as soon as practical after his termination. The option granted to such Participant shall be null and void.

7.2  DEATH

If a Participant should die while employed by the Employer, no further contributions on behalf of the deceased Participant shall be made. The legal representative of the deceased Participant may elect to withdraw the balance in said Participant's Contribution Account by notifying the Employer in writing prior to the Exercise Date in the Plan Period during which the Participant died (except during the period from September 21 through September 30 and the period from March 22 through March 31). In the event no election to withdraw is made on or before the September 20 or March 21 preceding the Exercise Date, the balance accumulated in the deceased Participant's Contribution Account shall be used to purchase shares of Stock in accordance with Section 6.4. Any money remaining which is insufficient to purchase a whole share shall be paid to the legal representative.

7.3  RETIREMENT

If a Participant should retire from the employment of the Employer at or after attaining age 65, no further contributions on behalf of the retired Participant shall be made. The Participant may elect to withdraw the balance in his Contribution Account by notifying the Employer in writing prior to the Exercise Date in the Plan Period during which the Participant retired (except during the period from September 21 through September 30 and the period from March 22 through March 31). In the event no election to withdraw is made on or before the September 20 or March 21 preceding the Exercise Date, the balance accumulated in the retired Participant's Contribution Account shall be used to purchase shares of Stock in accordance with Section 6.4, and any money remaining which is insufficient to purchase a whole share shall be paid to the retired Participant.

7.4  DISABILITY

If a Participant should terminate employment with the Employer on account of disability, as determined by reference to the definition of "disability" in the Employer's long-term disability plan, no further contributions on behalf of the disabled Participant shall be made. The Participant may elect to withdraw the balance in his Contribution Account by notifying the Employer in writing prior to the Exercise Date in the Plan Period during which the Participant became disabled (except during the period from September 21 through September 30 and the period from March 22 through March 31). In the event no election to withdraw is made on or before the September 20 or March 21 preceding the Exercise Date, the balance accumulated in the disabled Participant's Contribution Account shall be used to purchase shares of Stock in accordance with Section 6.4, and any money remaining which is insufficient to purchase a whole share shall be paid to the disabled Participant.

                                  ARTICLE VIII

                               OWNERSHIP OF STOCK

8.1  STOCK CERTIFICATES

Certificates for Stock purchased through exercise of the options granted hereunder shall be issued as soon as practical after the Exercise Date. Certificates may be issued, at the request of the Participant, in the name of the Participant, jointly in the name of the Participant and a member of the Participant's family, or to the Participant as custodian for the Participant's child under the Gift to Minors Act.

8.2  PREMATURE SALE OF STOCK

If a Participant (or former Participant) sells or otherwise disposes of any shares of Stock obtained under this Plan

     (i) prior to two (2) years after the Grant Date of the option under which such shares were obtained, or

     (ii) prior to one (1) year after the Exercise Date on which such shares were obtained, that Participant (or former Participant) must notify the Employer immediately in writing concerning such disposition.

                                   ARTICLE IX

                          ADMINISTRATION AND AMENDMENT

9.1  ADMINISTRATION

The Plan Administrator shall (i) administer the Plan and keep records of the Contribution Account balance of each Participant, (ii) interpret the Plan, and
(iii) determine all questions arising as to eligibility to participate, amount of contributions permitted, determination of the Exercise Price, and all other matters of administration. The Plan Administrator shall have such duties, powers and discretionary authority as may be necessary to discharge the foregoing duties, and may delegate any or all of the foregoing duties to any individual or individuals (including officers or other Employees who are Participants). The Board of Directors shall have the right at any time and without notice to remove or replace any individual or committee of individuals serving as Plan Administrator. All determinations by the Plan Administrator shall be conclusive and binding on all persons. Any rules, regulations, or procedures that may be necessary for the proper administration or functioning of this Plan that are not covered in this Plan document shall be promulgated and adopted by the Plan Administrator.

9.2  AMENDMENT

The Board of Directors of the Employer may at any time amend the Plan in any respect, including termination of the Plan, without notice to Participants. If the Plan is terminated, all options outstanding at the time of termination shall become null and void and the balance in each Participant's Contribution Account shall be paid to that Participant. Notwithstanding the foregoing, no amendment of the Plan as described in Section 3.2 shall become effective until and unless such amendment is approved by the shareholders of O'Charley's.

                                   ARTICLE X

                                 MISCELLANEOUS

10.1  EXPENSES

The Employer will pay all expenses of administering this Plan that may arise in connection with the Plan.

10.2  NO CONTRACT OF EMPLOYMENT

Nothing in this Plan shall be construed to constitute a contract of employment between an Employer and any Employee or to be an inducement for the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge any Employee at any time, with or without cause, regardless of the effect which such discharge may have upon him as a Participant of the Plan.

10.3  ADJUSTMENT UPON CHANGES IN STOCK

The aggregate number of shares of Stock reserved for purchase under the Plan as provided in Section 6.1, and the calculation of the Exercise Price as provided in Section 6.3, shall be adjusted by the Plan Administrator (subject to direction by the Board of Directors) in an equitable manner to reflect changes in the capitalization of O'Charley's, including, but not limited to, such changes as result from merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, combination of shares, exchange of shares and change in corporate structure. If any adjustment under this Section 10.3 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares available under the Plan and the number of shares covered under any options granted pursuant to the Plan shall be the next lower number of shares, rounding all fractions downward.

10.4  EMPLOYER'S RIGHTS

The rights and powers of any Employer shall not be affected in any way by its participation in this Plan, including but not limited to the right or power of any Employer to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

10.5  LIMIT ON LIABILITY

No liability whatever shall attach to or be incurred by any past, present or future shareholders, officers or directors, as such, of O'Charley's or any Employer, under or by reason of any of the terms, conditions or agreements contained in this Plan or implied therefrom, and any and all liabilities of any and all rights and claims against O'Charley's, an Employer, or any shareholder, officer or director as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan, are hereby expressly waived and released by every Participant as a part of the consideration for any benefits under this Plan; provided, however, no waiver shall occur, solely by reason of this Section 10.5, of any right which is not susceptible to advance waiver under applicable law.

10.6  GENDER AND NUMBER

For the purposes of the Plan, unless the contrary is clearly indicated, the use of the masculine gender shall include the feminine, and the singular number shall include the plural and vice versa.

10.7  GOVERNING LAW

The validity, construction, interpretation, administration and effect of this Plan, and any rules or regulations promulgated hereunder, including all rights or privileges of any Participants hereunder, shall be governed exclusively by and in accordance with the laws of the State of Tennessee, except that the Plan shall be construed to the maximum extent possible to comply with Section 423 of the Code and the Treasury regulations promulgated thereunder.

10.8  HEADINGS

Any headings or subheadings in this Plan are inserted for convenience of reference only and are to be ignored in the construction of any provisions hereof.

10.9  SEVERABILITY

If any provision of this Plan is held by a court to be unenforceable or is deemed invalid for any reason, then such provision shall be deemed inapplicable and omitted, but all other provisions of this Plan shall be deemed valid and enforceable to the full extent possible under applicable law.

IN WITNESS WHEREOF, the Employer has adopted this amended and restated Plan effective October 1, 1999 subject to approval by the shareholders of O'Charley's Inc. on or before the expiration of the time period specified in Section 3.1.

Date: September 30, 1999
                                          O'CHARLEY'S INC.

                                          By:      /s/ A. Chad Fitzhugh
                                             -----------------------------------
ATTEST:

/s/ Terri Parks
---------------------------------------------

                                O'CHARLEY'S INC.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF O'CHARLEY'S INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD AT 9:00 A.M., LOCAL TIME, ON THURSDAY, MAY 4, 2000.

    The undersigned hereby appoints Gregory L. Burns, A. Chad Fitzhugh, and each of them, attorneys and proxies with full power of substitution to vote in the name of and as proxy for the undersigned all the shares of common stock of (the Company) held of record by the undersigned on March 17, 2000, at the Annual Meeting of Shareholders of the Company to be held at 9:00 a.m., local time, on Thursday, May 4, 2000, at the Company's home office located at 3038 Sidco Drive, Nashville, Tennessee, and at any adjournment thereof.

    1. To elect the following nominees as Class I directors to serve until the 2003 Annual Meeting of Shareholders and until their successors are elected and qualified.

        Gregory L. Burns, Steven J. Hislop, C. Warren Neel and Robert J. Walker

[ ]  FOR all nominees listed above                              [ ]  WITHHOLD AUTHORITY to vote
     (except as indicated to the contrary below)                     for all nominees

    (To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

    ----------------------------------------------------------------------------

    2.  For approval of the O'Charley's 2000 Stock Incentive Plan.

        [ ]  FOR          [ ]  AGAINST         [ ]  WITHHOLD AUTHORITY (ABSTAIN)

    3.  For approval of the amendments to the CHUX Ownership Plan.

        [ ]  FOR          [ ]  AGAINST         [ ]  WITHHOLD AUTHORITY (ABSTAIN)

    4. In their discretion, the Proxies are authorized to consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

PROPERLY EXECUTED PROXIES WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES REFERRED TO IN PARAGRAPH 1, FOR THE APPROVAL OF THE O'CHARLEY'S 2000 STOCK INCENTIVE PLAN REFERRED TO IN PARAGRAPH 2 AND FOR THE APPROVAL OF THE AMENDMENTS TO THE CHUX OWNERSHIP PLAN REFERRED TO IN PARAGRAPH 3.

The undersigned revokes any prior proxies to vote the shares covered by this proxy.

Date: ---------------------------------------- , 2000  -------------------------------------------------------
                                                                             Signature

                                                       -------------------------------------------------------
                                                                             Signature

                                                       (When signing as attorney, executor, administrator,
                                                       trustee or guardian, please give full title as such.
                                                       If shareholder is a corporation, corporate name should
                                                       be signed by an authorized officer and the corporate
                                                       seal affixed. If shareholder is a partnership, please
                                                       sign in partnership name by authorized persons. For
                                                        joint accounts, each joint owner should sign.)

                                                       PLEASE SIGN, DATE, AND MAIL THIS PROXY PROMPTLY IN THE
                                                       ENCLOSED REPLY ENVELOPE WHICH REQUIRES NO POSTAGE IF
                                                       MAILED IN THE UNITED STATES.
